                                                      EXHIBIT 28
                        ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                                  ------------------------
                                                                          (Name)

                        SCHEDULE P - ANALYSIS OF LOSSES AND LOSS EXPENSES
                                          Notes to Schedule P
(1) The Parts of Schedule P:
   Part 1 - detailed information on losses and loss expenses.
   Part 2 - history of incurred losses and allocated expenses.
   Part 3 - history of loss and allocated expense payments.
   Part 4 - history of bulk and incurred-but-not reported reserves.
   Schedule P Interrogatories

(2) Lines of business A through M and R are groupings of the lines of business used on Page 14, the state page.

(3) Reinsurance A, B, C, and D (lines N to Q) are:
   Reinsurance A = nonproportional property (1988 and subsequent)
   Reinsurance B = nonproportional liability (1988 and subsequent)
   Reinsurance C = financial lines (1988 and subsequent)
   Reinsurance D = old Schedule O line 30 (1987 and prior)

(4) The Instructions to Schedule P contain directions necessary for filling out Schedule P.

                                SCHEDULE P - PART 1 - SUMMARY

                                           (000 omitted)
- -------------------------------------------------------------------------------------------------------------------------
                     Premiums Earned                                  Loss and Loss Expense Payments
       1     ---------------------------- ---------------------------------------------------------------------    12
     Years       2        3         4         Loss Payments       Allocated Loss     9        10         11
   in Which                                                      Expense Payment                                Number of
   Premiums                               ------------------- ------------------  Salvage  Unalloc.    Total     Claims
   Earned &   Direct               Net        5         6         7        8        and      Loss     Net Paid  Reported
    Losses      and     Ceded    (2 - 3)    Direct             Direct            Subrogati  Expense  (5 - 6 + 7 Direct &
   Incurred   Assum.                       & Assum.   Ceded   & Assum.   Ceded   Received  Payments  - 8 + 10)   Assum.
- ------------ --------- -------- --------- ---------- -------- --------- -------- --------- --------- ---------- ---------
 1. Prior ..  X X X X   X X X X  X X X X     19,471   11,640       959   (4,454)        0       735     13,979   X X X X
 2. 1984....  433,822  133,382   300,440    412,821  122,708    48,980   13,816     5,952    22,733    348,010   X X X X
 3. 1985....  514,171  149,848   364,323    387,415  104,092    56,468   20,958     6,341    27,918    346,751   X X X X
 4. 1986....  528,047  137,551   390,496    256,388   61,067    49,182   15,469     5,185    24,562    253,596   X X X X
 5. 1987....  547,683  112,913   434,770    235,974   31,749    42,679   11,163     5,996    23,126    258,867   X X X X
 6. 1988....  571,548   56,526   515,022    297,330   21,506    36,737    3,289     3,129    26,152    335,424   X X X X
 7. 1989....  653,120  115,634   537,486    334,975   57,838    37,156    4,460     3,304    24,239    334,072   X X X X
 8. 1990....  639,505  149,922   489,583    287,534   53,230    31,359    6,696     1,561    26,841    285,808   X X X X
 9. 1991....  657,969  123,310   534,659    231,339   46,217    28,849    5,496     1,035    26,293    234,768   X X X X
10. 1992....  682,082  122,937   559,145    198,664   16,830    16,503    2,240       417    27,676    223,773   X X X X
11. 1993....  750,986  134,219   616,767    112,045   14,124     6,768    1,337       449    21,628    124,980   X X X X
- ------------ --------- -------- --------- ---------- -------- --------- -------- --------- --------- ---------- ---------
12. Totals .. X X X X   X X X X  X X X X  2,773,956  541,001   355,640   80,470    33,369   251,903  2,760,028   X X X X
- -------------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
     Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- -----------------------------------------------------------------------------------------------------------------------------------
                        Losses Unpaid                   Allocated Loss Expenses Unpaid
             --------------------------------------- -------------------------------------    21         22        23        24
                  Case Basis         Bulk + IBNR          Case Basis         Bulk + IBNR                                  Number of
             ------------------ -------------------- ------------------ ------------------  Salvage   Unalloc.    Total    Claims
                13        14       15         16        17       18        19       20        and       Loss    Net Losse Outstandi
              Direct             Direct               Direct             Direct            Subrogati  Expenses  and Exp.   Direct
             & Assum.   Ceded   & Assum.    Ceded    & Assum.   Ceded   & Assum.   Ceded   Anticipat   Unpaid    Unpaid   & Assum.
- ------------ --------- -------- --------- ---------- -------- --------- -------- --------- --------- ---------- --------- ---------
 1. Prior ..   82,046   49,339    25,268     20,229      578       381    3,355       174         0      1,162    42,286   X X X X
 2. 1984....   11,462    4,889       861        689      750       520      810         0         0        353     8,138   X X X X
 3. 1985....   14,753    9,721     6,280      2,156      459       757    1,447     2,133         0        336     8,508   X X X X
 4. 1986....   12,210    7,232     9,512      6,942      607       340    1,209         0         0        387     9,411   X X X X
 5. 1987....   19,765    3,717     4,007        400    1,403       368      994         0         0        482    22,166   X X X X
 6. 1988....   19,188      893     9,768        975    1,563       446    1,220         0         0        744    30,169   X X X X
 7. 1989....   34,049    3,527    11,238      7,655    4,628     2,096    3,205     1,346         0      1,752    40,248   X X X X
 8. 1990....   44,109    3,130    18,465     12,219    3,806       815    6,948     3,296         0      2,389    56,257   X X X X
 9. 1991....   73,121    5,070    61,804     19,462    7,013       329   15,902     7,295         0      3,583   129,267   X X X X
10. 1992....  109,894   12,555    77,243     21,287    6,497       197   27,757     5,385         0      4,907   186,874   X X X X
11. 1993....  151,702   21,071   149,391     35,262    8,832        89   80,865    35,202         0      6,677   305,843   X X X X
- ------------ --------- -------- --------- ---------- -------- --------- -------- --------- --------- ---------- --------- ---------
12. Totals .  572,299  121,144   373,837    127,276   36,136     6,338  143,712    54,831         0     22,772   839,167   X X X X
- -----------------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------
                    Total Losses and      Loss and Loss Expense Percent Discount for Time               Net B/S Reserves
                 Loss Expenses Incurred   (Incurred/Premiums Earned)      Value of Money      33         After Discount
             ---------------------------- ----------------------------- ------------------ Inter-Co. --------------------
                25        26       27         28        29       30        31       32      Pooling      34        35
              Direct                        Direct                                 Loss    Participa   Losses   Loss Exp.
             & Assum.   Ceded      Net *   & Assum.   Ceded      Net      Loss    Expense   Percent    Unpaid    Unpaid
- ------------ --------- -------- --------- ---------- -------- --------- -------- --------- --------- ---------- ---------
 1. Prior ... X X X X   X X X X  X X X X   X X X X    X X X X  X X X X        0         0   X X X X     37,746     4,540
 2. 1984....  498,770  142,622   356,148      115.0    106.9     118.5        0         0       0.0      6,745     1,393
 3. 1985....  495,076  139,817   355,259       96.3     93.3      97.5        0         0       0.0      9,156      (648)
 4. 1986....  354,057   91,050   263,007       67.1     66.2      67.4        0         0       0.0      7,548     1,863
 5. 1987....  328,430   47,397   281,033       60.0     42.0      64.6        0         0       0.0     19,655     2,511
 6. 1988....  392,702   27,109   365,593       68.7     48.0      71.0        0         0       0.0     27,088     3,081
 7. 1989....  451,242   76,922   374,320       69.1     66.5      69.6        0         0       0.0     34,105     6,143
 8. 1990....  421,451   79,386   342,065       65.9     53.0      69.9        0         0       0.0     47,225     9,032
 9. 1991....  447,904   83,869   364,035       68.1     68.0      68.1        0         0       0.0    110,393    18,874
10. 1992....  469,141   58,494   410,647       68.8     47.6      73.4        0         0       0.0    153,295    33,579
11. 1993....  537,908  107,085   430,823       71.6     79.8      69.9        0         0       0.0    244,760    61,083
- ------------ --------- -------- --------- ---------- -------- --------- -------- --------- --------- ---------- ---------
12. Totals .. X X X X   X X X X  X X X X   X X X X    X X X X  X X X X        0         0   X X X X    697,716   141,451
- -------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

                ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                          .......................
                                                                  (Name)

                                SCHEDULE P - PART 2 - SUMMARY

- ------------------------------------------------------------------------------------------------------------------------------------
       1                         Incurred Losses and Allocated Expenses Reported At Year End (000 omitted)          Development**
   Years in  --------------------------------------------------------------------------------------------------- -------------------
     Which       2         3         4         5         6         7         8         9        10        11        12        13
    Losses     1984      1985      1986      1987      1988      1989      1990      1991      1992      1993    One Year  Two Year
   Incurred
- ------------ ------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
 1.   Prior   153,698 * 190,737   222,241   228,163   249,917   273,937   281,978   293,867   301,917   309,132     7,215    15,265
 2.   1984..  215,447   244,742   296,082   307,722   320,162   322,956   329,422   329,920   330,744   333,062     2,318     3,142
 3.   1985... X X X X   237,407   262,437   289,631   301,135   320,889   327,271   326,139   332,558   327,006    (5,552)      867
 4.   1986..  X X X X   X X X X   201,436   240,445   246,466   224,571   230,912   234,896   239,275   238,049    (1,226)    3,153
 5.   1987..  X X X X   X X X X   X X X X   233,232   247,089   249,530   252,521   251,718   251,758   257,424     5,666     5,706
 6.   1988..  X X X X   X X X X   X X X X   X X X X   284,193   312,457   323,868   336,466   333,906   338,698     4,792     2,232
 7.   1989..  X X X X   X X X X   X X X X   X X X X   X X X X   332,863   330,580   344,324   347,432   348,322       890     3,998
 8.   1990..  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   296,040   310,870   312,106   312,837       731     1,967
 9.   1991..  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   335,255   334,859   334,159      (700)   (1,096)
10.   1992..  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   374,587   378,069     3,482   X X X X
11.   1993..  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   402,517   X X X X   X X X X
- ---------------------------------------------------------------------------------------------------------------- --------- ---------
12.  Totals   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    17,616    35,234
- ------------------------------------------------------------------------------------------------------------------------------------

 *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
**Current year less first or second prior year, showing (redundant) or adverse.

                                SCHEDULE P - PART 3 - SUMMARY

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    12        13
       1                         Cumulative Paid Losses and Allocated Expenses At Year End (000 omitted)         Number of Number of
   Years in  ---------------------------------------------------------------------------------------------------  Claims    Claims
     Which       2         3         4         5         6         7         8         9        10        11      Closed    Closed
    Losses     1984      1985      1986      1987      1988      1989      1990      1991      1992      1993     W/Loss   W/O Loss
   Incurred                                                                                                       Payment   Payment
- ------------ ------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
 1.   Prior     000      85,680   142,858   185,356   198,582   223,753   234,398   246,135   256,725   268,007   X X X X   X X X X
 2.   1984..   91,644   187,726   246,523   281,035   285,409   309,248   319,336   321,046   324,281   325,277   X X X X   X X X X
 3.   1985... X X X X   100,574   195,435   249,223   289,726   304,024   317,398   314,667   318,679   318,833   X X X X   X X X X
 4.   1986..  X X X X   X X X X    68,270   135,041   169,131   197,076   214,656   224,350   226,744   229,034   X X X X   X X X X
 5.   1987..  X X X X   X X X X   X X X X    58,418   122,409   170,813   205,083   221,041   230,658   235,741   X X X X   X X X X
 6.   1988..  X X X X   X X X X   X X X X   X X X X    77,857   167,372   236,249   275,497   297,153   309,272   X X X X   X X X X
 7.   1989..  X X X X   X X X X   X X X X   X X X X   X X X X    85,294   193,855   263,474   294,549   309,833   X X X X   X X X X
 8.   1990..  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    77,392   175,386   233,025   258,969   X X X X   X X X X
 9.   1991..  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    70,336   159,572   208,474   X X X X   X X X X
10.   1992..  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    86,782   196,097   X X X X   X X X X
11.   1993..  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   103,349   X X X X   X X X X
- ------------------------------------------------------------------------------------------------------------------------------------

Note: Net of salvage and subrogation received.


                                SCHEDULE P - PART 4 - SUMMARY

- ----------------------------------------------------------------------------------------------------------------
       1     Bulk and Incurred But Not Reported Reserves on Losses and Allocated Expenses at Y/E (000 omitted)
   Years in  ---------------------------------------------------------------------------------------------------
     Which       2         3         4         5         6         7         8         9        10        11
    Losses     1984      1985      1986      1987      1988      1989      1990      1991      1992      1993
   Incurred
- ---------------------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
 1.   Prior .  25,548    16,717    10,094     5,842     6,794     7,888     6,646     9,973     6,783     8,220
 2.   1984...  66,402    23,773     9,769     4,368     3,600     2,420     1,878     1,931     1,854       980
 3.   1985... X X X X    52,847    23,823    11,881     9,500     2,051     3,939     3,256     3,462     3,438
 4.   1986... X X X X   X X X X    82,191    37,605    18,584     7,635     5,990     4,844     4,421     3,780
 5.   1987... X X X X   X X X X   X X X X    91,998    43,510    18,288     8,101     9,850     5,131     4,600
 6.   1988... X X X X   X X X X   X X X X   X X X X    87,706    42,691    13,595    16,922    10,193    10,014
 7.   1989... X X X X   X X X X   X X X X   X X X X   X X X X   114,304    28,254    20,276     7,621     5,441
 8.   1990... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    76,684    38,909    15,799     9,899
 9.   1991... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   152,951    76,900    50,950
10.   1992... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   146,794    78,327
11.   1993... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   159,794
- ----------------------------------------------------------------------------------------------------------------

                                    ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                                              .......................
                                                                                      (Name)

                                            SCHEDULE P - PART 1A - HOMEOWNERS/FARMOWNERS

                                                              (000 omitted)
- --------------------------------------------------------------------------------------------------------------------------
     1              Premiums Earned                                  Loss and Loss Expense Payments
             ----------------------------- ---------------------------------------------------------------------
   Years         2         3         4         Loss Payments     Allocated Loss        9        10        11        12
  in Which                                                      Expense Payments                                 Number of
  Premiums                                 ------------------- -------------------  Salvage  Unalloc.    Total    Claims
  Earned &    Direct                Net        5         6         7         8        and      Loss    Net Paid  Reported
   Losses       and      Ceded    (2 - 3)   Direct              Direct              Subro.    Expense   (5-6+7   Direct &
  Incurred    Assumed                      & Assum.    Ceded   & Assum.    Ceded   Received  Payments   -8+10)    Assum.
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

 1. Prior ..  X X X X    X X X X   X X X X        6         0        12         0         0         0        18    X X X X
 2. 1984....   20,279    12,312     7,967    14,329     4,324     1,137        86       125       674    11,730         0
 3. 1985....   15,268     6,275     8,993    11,385     3,736       399        34       242       622     8,636         0
 4. 1986....    9,004      (584)    9,588     8,199     1,446       477       150        23       580     7,660         0
 5. 1987....    6,905       461     6,444     2,733         1       128         4         0       219     3,075         0
 6. 1988....    7,079     3,223     3,856     5,507     2,115       556       401         0       200     3,747         0
 7. 1989....    2,176        (1)    2,177     1,585        81        50        12         0        46     1,588         0
 8. 1990....    1,530         0     1,530     1,019        31        35         0         0         4     1,027         0
 9. 1991....    2,011         0     2,011       537         0        19         0         0         2       558         0
10. 1992....    2,614       249     2,365       700       208         8         0         0         1       501         0
11. 1993....    1,416        32     1,384         5         0         1         0         0         1         7         0
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals .  X X X X    X X X X   X X X X   46,005    11,942     2,822       687       390     2,349    38,547    X X X X
- --------------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ------------------------------------------------------------------------------------------------------------------------------------
                           Losses Unpaid                  Allocated Loss Expenses Unpaid
             --------------------------------------- ---------------------------------------    21        22        23        24
                  Case Basis         Bulk + IBNR          Case Basis         Bulk + IBNR                                   Number of
             ------------------- ------------------- ------------------- -------------------  Salvage  Unalloc.    Total    Claims
                13        14        15        16        17        18        19        20        and      Loss    Net Loss. Outstand.
              Direct              Direct              Direct              Direct               Subro.  Expenses   & Exp.   Direct &
             & Assum.    Ceded   & Assum.    Ceded   & Assum.    Ceded   & Assum.    Ceded    Anticip.  Unpaid    Unpaid    Assum.
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

 1. Prior ..      237         0         0         0         0         0         6         0         0         1       244         0
 2. 1984....      156        23         0         0         0         0        40         0         0         6       179         0
 3. 1985....       33         0         0         0         0         0         6         0         0         1        40         0
 4. 1986....        8         0         1         0         0         0         0         0         0         0         9         0
 5. 1987....       31         0        20         0         0         0         2         0         0         0        53         0
 6. 1988....       38         0        20         0         0         0         0         0         0         0        58         0
 7. 1989....      103         0        30         0         0         0         0         0         0         0       133         0
 8. 1990....      274         0        50         0         0         0         0         0         0         0       324         0
 9. 1991....      537         0        50         0         0         0         0         0         0         0       587         0
10. 1992....      787         0       175         0         0         0         0         0         0         0       962         0
11. 1993....    1,070        12       179         0         0         0         3         0         0         1     1,241         0
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals .    3,274        35       525         0         0         0        57         0         0         9     3,830         0
- ------------------------------------------------------------------------------------------------------------------------------------


- --------------------------------------------------------------------------------------------------------------------------
                    Total Losses and       Loss and Loss Exp. Percentage  Discount for Time              Net B/S Reserves
                 Loss Expenses Incurred     (Incurred/Premiums Earned)      Value of Money      33        After Discount
             ----------------------------- ----------------------------- -------------------           -------------------
                25        26        27        28        29        30        31        32     Inter-Co.    34        35
                                                                                              Pooling              Loss
              Direct                        Direct                                   Loss    Particip.  Losses   Expenses
             & Assum.    Ceded      Net *  & Assum.    Ceded      Net      Loss     Expense  Percent.   Unpaid    Unpaid
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

 1. Prior ..  X X X X    X X X X   X X X X   X X X X   X X X X   X X X X        0         0    X X X X      237         7
 2. 1984....   16,342     4,433    11,909      80.6      36.0     149.5         0         0       0.0       133        46
 3. 1985....   12,446     3,770     8,676      81.5      60.1      96.5         0         0       0.0        33         7
 4. 1986....    9,265     1,596     7,669     102.9    (273.3)     80.0         0         0       0.0         9         0
 5. 1987....    3,133         5     3,128      45.4       1.1      48.5         0         0       0.0        51         2
 6. 1988....    6,321     2,516     3,805      89.3      78.1      98.7         0         0       0.0        58         0
 7. 1989....    1,814        93     1,721      83.4  (9,300.0)     79.1         0         0       0.0       133         0
 8. 1990....    1,382        31     1,351      90.3       0.0      88.3         0         0       0.0       324         0
 9. 1991....    1,145         0     1,145      56.9       0.0      56.9         0         0       0.0       587         0
10. 1992....    1,671       208     1,463      63.9      83.5      61.9         0         0       0.0       962         0
11. 1993....    1,260        12     1,248      89.0      37.5      90.2         0         0       0.0     1,237         4
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals .  X X X X    X X X X   X X X X   X X X X   X X X X   X X X X        0         0    X X X X    3,764        66
- --------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

                                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                                            .......................
                                                                                    (Name)

                                   SCHEDULE P - PART 1B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

                                                              (000 omitted)
- --------------------------------------------------------------------------------------------------------------------------
     1              Premiums Earned                                  Loss and Loss Expense Payments
             ----------------------------- ---------------------------------------------------------------------
   Years         2         3         4         Loss Payments     Allocated Loss        9        10        11        12
  in Which                                                      Expense Payments                                 Number of
  Premiums                                 ------------------- -------------------  Salvage  Unalloc.    Total    Claims
  Earned &    Direct                Net        5         6         7         8        and      Loss    Net Paid  Reported -
   Losses       and      Ceded    (2 - 3)   Direct              Direct              Subro.    Expense   (5-6+7   Direct &
  Incurred    Assumed                      & Assum.    Ceded   & Assum.    Ceded   Received  Payments   -8+10)    Assum.
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

 1. Prior ..  X X X X    X X X X   X X X X        0         0         0         0         0         0         0    X X X X
 2. 1984....   20,184    18,166     2,018    35,826    28,701     3,866     3,272         0       370     8,089         0
 3. 1985....   19,936    17,942     1,994    26,217    19,134     2,492     2,181         0       174     7,568         0
 4. 1986....    6,537       654     5,883     2,456         0       120         0         0       523     3,099         0
 5. 1987....    3,037       304     2,733     3,304         0       164         0         0       279     3,747         0
 6. 1988....    2,466       247     2,219     1,821         0        85         0         0       232     2,138         0
 7. 1989....    1,448       145     1,303     1,141         0       110         0         0       146     1,397         0
 8. 1990....      595       127       468       449         0        50         0         0       182       681         0
 9. 1991....    4,000         0     4,000     2,530         0       256         0         0       413     3,199         0
10. 1992....   22,525         0    22,525    14,429         0       426         0         0     2,186    17,041         0
11. 1993....   54,150     3,606    50,544    17,418       360       301         3         0     2,598    19,954         0
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals .  X X X X    X X X X   X X X X  105,591    48,195     7,870     5,456         0     7,103    66,913    X X X X
- --------------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ------------------------------------------------------------------------------------------------------------------------------------
                           Losses Unpaid                  Allocated Loss Expenses Unpaid
             --------------------------------------- ---------------------------------------    21        22        23        24
                  Case Basis         Bulk + IBNR          Case Basis         Bulk + IBNR                                   Number of
             ------------------- ------------------- ------------------- -------------------  Salvage  Unalloc.    Total    Claims
                13        14        15        16        17        18        19        20        and      Loss    Net Loss. Outstand.
              Direct              Direct              Direct              Direct               Subro.  Expenses   & Exp.   Direct &
             & Assum.    Ceded   & Assum.    Ceded   & Assum.    Ceded   & Assum.    Ceded    Anticip.  Unpaid    Unpaid    Assum.
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

 1. Prior ..       12         0         0         0         0         0         2         0         0         0        14         0
 2. 1984....       30         0         0         0         0         0         4         0         0         0        34         0
 3. 1985....        0         0         0         0         0         0         0         0         0         0         0         0
 4. 1986....        0         0         0         0         0         0         0         0         0         0         0         0
 5. 1987....        0         0         0         0         0         0         0         0         0         0         0         0
 6. 1988....       26         0         0         0         0         0         3         0         0         0        29         0
 7. 1989....        0         0         0         0         0         0         0         0         0         0         0         0
 8. 1990....        5         0         0         0         0         0         1         0         0         0         6         0
 9. 1991....       97         0         0         0         0         0        12         0         0         1       110         0
10. 1992....    1,053         0       600         0         0         0       213         0         0        23     1,889         0
11. 1993....    8,964       563     3,362       520         0         0     1,513         1         0       141    12,896         0
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals .   10,187       563     3,962       520         0         0     1,748         1         0       165    14,978         0
- ------------------------------------------------------------------------------------------------------------------------------------


- --------------------------------------------------------------------------------------------------------------------------
                    Total Losses and       Loss and Loss Exp. Percentage  Discount for Time              Net B/S Reserves
                 Loss Expenses Incurred     (Incurred/Premiums Earned)      Value of Money      33        After Discount
             ----------------------------- ----------------------------- -------------------           -------------------
                25        26        27        28        29        30        31        32     Inter-Co.    34        35
                                                                                              Pooling              Loss
              Direct                        Direct                                   Loss    Particip.  Losses   Expenses
             & Assum.    Ceded      Net *  & Assum.    Ceded      Net      Loss     Expense  Percent.   Unpaid    Unpaid
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

 1. Prior ..  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X         0         0    X X X X       12         2
 2. 1984....   40,096    31,973     8,123     198.7     176.0     402.5         0         0       0.0        30         4
 3. 1985....   28,883    21,315     7,568     144.9     118.8     379.5         0         0       0.0         0         0
 4. 1986....    3,099         0     3,099      47.4       0.0      52.7         0         0       0.0         0         0
 5. 1987....    3,747         0     3,747     123.4       0.0     137.1         0         0       0.0         0         0
 6. 1988....    2,167         0     2,167      87.9       0.0      97.7         0         0       0.0        26         3
 7. 1989....    1,397         0     1,397      96.5       0.0     107.2         0         0       0.0         0         0
 8. 1990....      687         0       687     115.5       0.0     146.8         0         0       0.0         5         1
 9. 1991....    3,309         0     3,309      82.7       0.0      82.7         0         0       0.0        97        13
10. 1992....   18,930         0    18,930      84.0       0.0      84.0         0         0       0.0     1,653       236
11. 1993....   34,297     1,447    32,850      63.3      40.1      65.0         0         0       0.0    11,243     1,653
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals .  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X         0         0    X X X X   13,066     1,912
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

*Net = (25 - 26) = (11 + 23)

                                            ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                                                      .......................
                                                                                              (Name)

                SCHEDULE P - PART 1C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

                                                             (000 omitted)
- -------------------------------------------------------------------------------------------------------------------------
     1             Premiums Earned                                  Loss and Loss Expense Payments
            ----------------------------- ---------------------------------------------------------------------
   Years        2         3         4         Loss Payments     Allocated Loss        9        10        11        12
  in Which                                                     Expense Payments                                 Number of
  Premiums                                ------------------- -------------------  Salvage  Unalloc.    Total    Claims
  Earned &   Direct                Net        5         6         7         8        and      Loss    Net Paid  Reported -
   Losses      and      Ceded    (2 - 3)   Direct              Direct              Subro.    Expense   (5-6+7   Direct &
  Incurred   Assumed                      & Assum.    Ceded   & Assum.    Ceded   Received  Payments   -8+10)    Assum.
- ----------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

 1. Prior .   X X X X   X X X X   X X X X      123         0         2         0         0         0       125    X X X X
 2. 1984...   24,055    10,107    13,948    19,432     4,341     1,941       397       212     2,164    18,799         0
 3. 1985...   23,389     1,646    21,743    16,984     3,490     1,216       221       187     1,297    15,786         0
 4. 1986...   19,302     5,259    14,043     9,296       190     1,539        30       118       779    11,394         0
 5. 1987...   19,965     3,630    16,335    13,050       624     2,455        45       193     1,308    16,144         0
 6. 1988...   12,784     1,401    11,383     7,032       215       704        14       131       868     8,375         0
 7. 1989...    4,927       302     4,625     4,141       244       483        (2)       86       252     4,634         0
 8. 1990...   14,920     2,272    12,648     6,435       287     1,007         2        17       542     7,695         0
 9. 1991...   39,624    17,610    22,014    16,964     5,667     2,358       852        79       816    13,619         0
10. 1992...   60,474    27,142    33,332    21,329     8,692     2,893     1,178       110       823    15,175         0
11. 1993...   89,373    41,440    47,933    12,261     6,068     1,844       836       147       751     7,952         0
- ----------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals    X X X X   X X X X   X X X X  127,047    29,818    16,442     3,573     1,280     9,600   119,698    X X X X
- -------------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


- -----------------------------------------------------------------------------------------------------------------------------------
                          Losses Unpaid                  Allocated Loss Expenses Unpaid
            --------------------------------------- ---------------------------------------    21        22        23        24
                 Case Basis         Bulk + IBNR          Case Basis         Bulk + IBNR                                   Number of
            ------------------- ------------------- ------------------- -------------------  Salvage  Unalloc.    Total    Claims
               13        14        15        16        17        18        19        20        and      Loss    Net Loss. Outstand.
             Direct              Direct              Direct              Direct               Subro.  Expenses   & Exp.   Direct &
            & Assum.    Ceded   & Assum.    Ceded   & Assum.    Ceded   & Assum.    Ceded    Anticip.  Unpaid    Unpaid    Assum.
- ----------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

 1. Prior .    1,272        45        91         0         0         0        11         3         0         2     1,328         0
 2. 1984...      299         0        23         0         0         0         6         0         0         2       330         0
 3. 1985...      345         0        40         0        25         0         0         0         0         0       410         0
 4. 1986...      634         0       399         0        40         0         2         0         0         1     1,076         0
 5. 1987...    1,390       455        11         0        50         0        64         0         0        18     1,078         0
 6. 1988...      665        83        15         0        75         0        42         0         0        12       726         0
 7. 1989...      737         0       276         0       100         0        70         0         0        20     1,203         0
 8. 1990...    2,257        88       209         0       125         0       159         1         0        45     2,706         0
 9. 1991...    7,851     2,466       858         0       282         0       500         0         0       140     7,165         0
10. 1992...   15,478     6,555     2,498       500       301         0     1,066         0         0       385    12,673         0
11. 1993...   26,916    13,798    19,953     9,055     1,012         0     1,574         1         0       702    27,303         0
- ----------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals    57,844    23,490    24,373     9,555     2,010         0     3,494         5         0     1,327    55,998         0
- -----------------------------------------------------------------------------------------------------------------------------------


- -------------------------------------------------------------------------------------------------------------------------
                   Total Losses and       Loss and Loss Exp. Percentage  Discount for Time              Net B/S Reserves
                Loss Expenses Incurred     (Incurred/Premiums Earned)      Value of Money      33        After Discount
            ----------------------------- ----------------------------- -------------------           -------------------
               25        26        27        28        29        30        31        32     Inter-Co.    34        35
                                                                                             Pooling              Loss
             Direct                        Direct                                   Loss    Particip.  Losses   Expenses
            & Assum.    Ceded      Net *  & Assum.    Ceded      Net      Loss     Expense  Percent.   Unpaid    Unpaid
- ----------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

 1. Prior .  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X         0         0    X X X X    1,318        10
 2. 1984...   23,867     4,738    19,129      99.2      46.9     137.1         0         0       0.0       322         8
 3. 1985...   19,907     3,711    16,196      85.1     225.5      74.5         0         0       0.0       385        25
 4. 1986...   12,690       220    12,470      65.7       4.2      88.8         0         0       0.0     1,033        43
 5. 1987...   18,346     1,124    17,222      91.9      31.0     105.4         0         0       0.0       946       132
 6. 1988...    9,413       312     9,101      73.6      22.3      80.0         0         0       0.0       597       129
 7. 1989...    6,079       242     5,837     123.4      80.1     126.2         0         0       0.0     1,013       190
 8. 1990...   10,779       378    10,401      72.2      16.6      82.2         0         0       0.0     2,378       328
 9. 1991...   29,769     8,985    20,784      75.1      51.0      94.4         0         0       0.0     6,243       922
10. 1992...   44,773    16,925    27,848      74.0      62.4      83.5         0         0       0.0    10,921     1,752
11. 1993...   65,013    29,758    35,255      72.7      71.8      73.6         0         0       0.0    24,016     3,287
- ----------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X         0         0    X X X X   49,172     6,826
- -------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

                                            ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                                                      .......................
                                                                                              (Name)

                                                  SCHEDULE P - PART 1D - WORKERS' COMPENSATION

                                                              (000 omitted)
- --------------------------------------------------------------------------------------------------------------------------
     1              Premiums Earned                                  Loss and Loss Expense Payments
             ----------------------------- ---------------------------------------------------------------------
   Years         2         3         4         Loss Payments     Allocated Loss        9        10        11        12
  in Which                                                      Expense Payments                                 Number of
  Premiums                                 ------------------- -------------------  Salvage  Unalloc.    Total    Claims
  Earned &    Direct                Net        5         6         7         8        and      Loss    Net Paid  Reported -
   Losses       and      Ceded    (2 - 3)   Direct              Direct              Subro.    Expense   (5-6+7   Direct &
  Incurred    Assumed                      & Assum.    Ceded   & Assum.    Ceded   Received  Payments   -8+10)    Assum.
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

 1. Prior ..  X X X X    X X X X   X X X X    6,039     3,768       319         0         0       149     2,739    X X X X
 2. 1984....  190,669    47,080   143,589   178,534    44,046     9,723         0     2,573     7,751   151,962         0
 3. 1985....  178,423    14,563   163,860   166,665    39,963    10,345     1,680     3,131    13,112   148,479         0
 4. 1986....  199,810    42,338   157,472   120,129    30,550     6,658        16     2,373    11,162   107,383         0
 5. 1987....  206,894     8,202   198,692   131,025     8,731     9,155         0     3,992    14,986   146,435         0
 6. 1988....  294,207     4,383   289,824   195,900     2,755    11,684         0     2,079    18,476   223,305         0
 7. 1989....  377,203    30,876   346,327   219,334    20,026    12,926         0     2,799    17,666   229,900         0
 8. 1990....  350,601    37,234   313,367   182,949     4,260    11,116       118     1,410    21,021   210,708         0
 9. 1991....  326,805     7,256   319,549   139,366     3,502     7,867       107       806    20,249   163,873         0
10. 1992....  337,564     6,195   331,369   119,107       391     4,312        17       186    19,355   142,366         0
11. 1993....  318,612     5,338   313,274    49,880       459     1,417        41        28    13,464    64,261         0
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals .  X X X X    X X X X   X X X X *********  158,451    85,522     1,979    19,377   157,391  *********   X X X X
- --------------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ------------------------------------------------------------------------------------------------------------------------------------
                           Losses Unpaid                  Allocated Loss Expenses Unpaid
             --------------------------------------- ---------------------------------------    21        22        23        24
                  Case Basis         Bulk + IBNR          Case Basis         Bulk + IBNR                                   Number of
             ------------------- ------------------- ------------------- -------------------  Salvage  Unalloc.    Total    Claims
                13        14        15        16        17        18        19        20        and      Loss    Net Loss. Outstand.
              Direct              Direct              Direct              Direct               Subro.  Expenses   & Exp.   Direct &
             & Assum.    Ceded   & Assum.    Ceded   & Assum.    Ceded   & Assum.    Ceded    Anticip.  Unpaid    Unpaid    Assum.
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

 1. Prior ..   41,022    28,236    21,331    19,114         0         0       510       367         0       414    15,560         0
 2. 1984....    7,929     4,027       798       689         0         0       349         0         0       296     4,656         0
 3. 1985....    8,422     6,489     1,099       996         0         0       254     1,421         0       216     1,085         0
 4. 1986....    5,697     4,725     7,491     6,942         0         0       322         0         0       274     2,117         0
 5. 1987....   12,119     1,006     1,278         0         0         0       446         0         0       379    13,216         0
 6. 1988....   14,250       431     2,641         0         0         0       738         0         0       628    17,826         0
 7. 1989....   22,879     2,525     2,719     2,250         0         0     1,173         0         0       997    22,993         0
 8. 1990....   27,444       541     1,664         0         0         0     1,640         0         0     1,440    31,647         0
 9. 1991....   40,702         0    26,192         0         0         0     3,028         0         0     1,725    71,647         0
10. 1992....   64,004       891    34,943         0         0         0     5,777         0         0     2,288   106,121         0
11. 1993....   90,744     2,416    47,403       294         0         0    18,454        39         0     2,703   156,555         0
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals .  335,212    51,287   147,559    30,285         0         0    32,691     1,827         0    11,360   443,423         0
- ------------------------------------------------------------------------------------------------------------------------------------


- --------------------------------------------------------------------------------------------------------------------------
                    Total Losses and       Loss and Loss Exp. Percentage Discount for Time               Net B/S Reserves
                 Loss Expenses Incurred     (Incurred/Premiums Earned)     Value of Money       33        After Discount
             ----------------------------- ----------------------------- -------------------           -------------------
                25        26        27        28        29        30        31        32     Inter-Co.    34        35
                                                                                              Pooling              Loss
              Direct                        Direct                                   Loss    Particip.  Losses   Expenses
             & Assum.    Ceded      Net *  & Assum.    Ceded      Net      Loss     Expense  Percent.   Unpaid    Unpaid
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

 1. Prior ..  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X         0         0    X X X X   15,003       557
 2. 1984....  205,380    48,762   156,618     107.7     103.6     109.1         0         0       0.0     4,011       645
 3. 1985....  200,113    50,549   149,564     112.2     347.1      91.3         0         0       0.0     2,036      (951)
 4. 1986....  151,733    42,233   109,500      75.9      99.8      69.5         0         0       0.0     1,521       596
 5. 1987....  169,388     9,737   159,651      82.0     118.7      80.5         0         0       0.0    12,391       825
 6. 1988....  244,317     3,186   241,131      83.0      72.7      83.2         0         0       0.0    16,460     1,366
 7. 1989....  277,694    24,801   252,893      73.6      80.3      73.0         0         0       0.0    20,823     2,170
 8. 1990....  247,274     4,919   242,355      70.5      13.2      77.3         0         0       0.0    28,567     3,080
 9. 1991....  239,129     3,609   235,520      73.2      49.7      73.7         0         0       0.0    66,894     4,753
10. 1992....  249,786     1,299   248,487      74.0      21.0      75.0         0         0       0.0    98,056     8,065
11. 1993....  224,065     3,249   220,816      70.3      60.9      70.5         0         0       0.0   135,437    21,118
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals .  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X         0         0    X X X X  401,199    42,224
- --------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

                                            ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                                                      .......................
                                                                                              (Name)

                                                       SCHEDULE P - PART 1E - COMMERCIAL MULTIPLE PERIL

                                                                        (000 omitted)
- --------------------------------------------------------------------------------------------------------------------------
     1              Premiums Earned                                  Loss and Loss Expense Payments
             ----------------------------- ---------------------------------------------------------------------
   Years         2         3         4         Loss Payments     Allocated Loss        9        10        11        12
  in Which                                                      Expense Payments                                 Number of
  Premiums                                 ------------------- -------------------  Salvage  Unalloc.    Total    Claims
  Earned &    Direct                Net        5         6         7         8        and      Loss    Net Paid  Reported -
   Losses       and      Ceded    (2 - 3)   Direct              Direct              Subro.    Expense   (5-6+7   Direct &
  Incurred    Assumed                      & Assum.    Ceded   & Assum.    Ceded   Received  Payments   -8+10)    Assum.
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

 1. Prior ..  X X X X   X X X X   X X X X       365         0       690       734         0        63       384    X X X X
 2. 1984....   79,729    19,552    60,177    82,731    16,624    12,658     1,134     2,270     6,832    84,463
 3. 1985....  108,192    28,367    79,825    90,926    15,715    19,218     4,864     1,983     8,295    97,860
 4. 1986....   96,931    25,228    71,703    47,691     7,694    18,370     5,773     2,136     7,345    59,939
 5. 1987....   67,974    14,978    52,996    25,906       961     6,913       428     1,010     3,519    34,949
 6. 1988....   33,129     5,975    27,154    14,460     1,760     3,666       127       188     2,757    18,996
 7. 1989....   10,757     2,243     8,514     8,831     2,280       534        38        61       697     7,744
 8. 1990....    6,058         0     6,058     4,853       774       401        20         2       426     4,886
 9. 1991....    6,446         9     6,437     3,218         2       791        81         5       198     4,124
10. 1992....    8,692       744     7,948     6,912       502       417        16         6       245     7,056
11. 1993....   10,281     1,890     8,391     3,306       103       217         8         2       415     3,827
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals .  X X X X   X X X X   X X X X   289,199    46,415    63,875    13,223     7,663    30,792   324,228    X X X X
- --------------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ------------------------------------------------------------------------------------------------------------------------------------
                           Losses Unpaid                  Allocated Loss Expenses Unpaid
             --------------------------------------- ---------------------------------------    21        22        23        24
                  Case Basis         Bulk + IBNR          Case Basis         Bulk + IBNR                                   Number of
             ------------------- ------------------- ------------------- -------------------  Salvage  Unalloc.    Total    Claims
                13        14        15        16        17        18        19        20        and      Loss    Net Loss. Outstand.
              Direct              Direct              Direct              Direct               Subro.  Expenses   & Exp.   Direct &
             & Assum.    Ceded   & Assum.    Ceded   & Assum.    Ceded   & Assum.    Ceded    Anticip.  Unpaid    Unpaid    Assum.
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

 1. Prior ..    1,993     1,060         0         0         0         0       471         0         0        68     1,472         0
 2. 1984....      978         0         0         0         0         0       336         0         0        49     1,363         0
 3. 1985....    1,042       650        50         0         0         0       258         0         0        38       738         0
 4. 1986....    1,925       858        50         0         0         0       510         0         0        75     1,702         0
 5. 1987....      753       150       451       400         0         0       273         0         0        40       967         0
 6. 1988....      731       103     2,076       975         0         0       216         0         0        32     1,977         0
 7. 1989....      320        65       126         0         0         0        11         0         0         2       394         0
 8. 1990....      675       115       151        50         0         0        57         0         0         8       726         0
 9. 1991....    1,907       362       558        80         2         0        18         0         0         2     2,045         0
10. 1992....    2,614       945       282        22         5         0        90         0         0        14     2,038         0
11. 1993....    5,491     1,986     1,592       751        16         0     1,894         0         0       312     6,568         0
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals .   18,429     6,294     5,336     2,278        23         0     4,134         0         0       640    19,990         0
- ------------------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------
                    Total Losses and       Loss and Loss Exp. Percentage  Discount for Time              Net B/S Reserves
                 Loss Expenses Incurred     (Incurred/Premiums Earned)      Value of Money      33        After Discount
             ----------------------------- ----------------------------- -------------------           -------------------
                25        26        27        28        29        30        31        32     Inter-Co.    34        35
                                                                                              Pooling              Loss
              Direct                        Direct                                   Loss    Particip.  Losses   Expenses
             & Assum.    Ceded      Net *  & Assum.    Ceded      Net      Loss     Expense  Percent.   Unpaid    Unpaid
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

 1. Prior ..  X X X X    X X X X   X X X X   X X X X   X X X X  X X X X         0         0    X X X X      933       539
 2. 1984....  103,584    17,758    85,826     129.9      90.8     142.6         0         0       0.0       978       385
 3. 1985....  119,827    21,229    98,598     110.8      74.8     123.5         0         0       0.0       442       296
 4. 1986....   75,966    14,325    61,641      78.4      56.8      86.0         0         0       0.0     1,117       585
 5. 1987....   37,855     1,939    35,916      55.7      12.9      67.8         0         0       0.0       654       313
 6. 1988....   23,938     2,965    20,973      72.3      49.6      77.2         0         0       0.0     1,729       248
 7. 1989....   10,521     2,383     8,138      97.8     106.2      95.6         0         0       0.0       381        13
 8. 1990....    6,571       959     5,612     108.5       0.0      92.6         0         0       0.0       661        65
 9. 1991....    6,694       525     6,169     103.8   5,833.3      95.8         0         0       0.0     2,023        22
10. 1992....   10,579     1,485     9,094     121.7     199.6     114.4         0         0       0.0     1,929       109
11. 1993....   13,243     2,848    10,395     128.8     150.7     123.9         0         0       0.0     4,346     2,222
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals .  X X X X  X X X X   X X X X   X X X X   X X X X    X X X X         0         0    X X X X   15,193     4,797
- --------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

                                            ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                                                      .......................
                                                                                              (Name)

                                            SCHEDULE P - PART 1F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE

                                                                        (000 omitted)
- --------------------------------------------------------------------------------------------------------------------------
     1              Premiums Earned                                  Loss and Loss Expense Payments
             ----------------------------- ---------------------------------------------------------------------
   Years         2         3         4         Loss Payments     Allocated Loss        9        10        11        12
  in Which                                                      Expense Payments                                 Number of
  Premiums                                 ------------------- -------------------  Salvage  Unalloc.    Total    Claims
  Earned &    Direct                Net        5         6         7         8        and      Loss    Net Paid  Reported -
   Losses       and      Ceded    (2 - 3)   Direct              Direct              Subro.    Expense   (5-6+7   Direct &
  Incurred    Assumed                      & Assum.    Ceded   & Assum.    Ceded   Received  Payments   -8+10)    Assum.
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

 1. Prior ..  X X X X   X X X X   X X X X         0         0         0         0         0         0         0    X X X X
 2. 1984....        0         0         0         0         0         0         0         0         0         0         0
 3. 1985....        0         0         0         0         0         0         0         0         0         0         0
 4. 1986....        0         0         0         0         0         0         0         0         0         0         0
 5. 1987....        0         0         0         0         0         0         0         0         0         0         0
 6. 1988....      470       424        46         0         0         0         0         0         0         0         0
 7. 1989....      488       468        20         0         0         0         0         0         0         0         0
 8. 1990....    1,497       696       801         0         0         0         0         0         0         0         0
 9. 1991....    5,904     3,003     2,901         3         1        15         3         0         0        14         0
10. 1992....    6,186     3,474     2,712        29        15       140        74         0        53       133         0
11. 1993....    5,392     4,380     1,012         0         0         0         0         0        43        43         0
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals .  X X X X   X X X X   X X X X        32        16       155        77         0        96       190    X X X X
- --------------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ------------------------------------------------------------------------------------------------------------------------------------
                           Losses Unpaid                  Allocated Loss Expenses Unpaid
             --------------------------------------- ---------------------------------------    21        22        23        24
                  Case Basis         Bulk + IBNR          Case Basis         Bulk + IBNR                                   Number of
             ------------------- ------------------- ------------------- -------------------  Salvage  Unalloc.    Total    Claims
                13        14        15        16        17        18        19        20        and      Loss    Net Loss. Outstand.
              Direct              Direct              Direct              Direct               Subro.  Expenses   & Exp.   Direct &
             & Assum.    Ceded   & Assum.    Ceded   & Assum.    Ceded   & Assum.    Ceded    Anticip.  Unpaid    Unpaid    Assum.
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

 1. Prior ..        1         0         0         0         0         0         0         0         0         0         1         0
 2. 1984....        0         0         0         0         0         0         0         0         0         0         0         0
 3. 1985....        0         0         0         0         0         0         0         0         0         0         0         0
 4. 1986....        0         0         0         0         0         0         0         0         0         0         0         0
 5. 1987....        0         0         0         0         0         0         0         0         0         0         0         0
 6. 1988....        0         0         0         0         0         0         0         0         0         0         0         0
 7. 1989....        0         0         0         0         0         0         0         0         0         0         0         0
 8. 1990....      378       162       100        50         0         0        83         0         0         4       353         0
 9. 1991....    1,038       519       500       250         0         0       291         0         0        14     1,074         0
10. 1992....      450       225       750       375         0         0       235         0         0        16       851         0
11. 1993....      171        48     1,275     1,173        18         0       389         0         0        31       663         0
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals .    2,038       954     2,625     1,848        18         0       998         0         0        65     2,942         0
- ------------------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------
                    Total Losses and       Loss and Loss Exp. Percentage  Discount for Time              Net B/S Reserves
                 Loss Expenses Incurred     (Incurred/Premiums Earned)      Value of Money      33        After Discount
             ----------------------------- ----------------------------- -------------------           -------------------
                25        26        27        28        29        30        31        32     Inter-Co.    34        35
                                                                                              Pooling              Loss
              Direct                        Direct                                   Loss    Particip.  Losses   Expenses
             & Assum.    Ceded      Net *  & Assum.    Ceded      Net      Loss     Expense  Percent.   Unpaid    Unpaid
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

 1. Prior ..  X X X X    X X X X   X X X X   X X X X   X X X X   X X X X        0         0    X X X X        1         0
 2. 1984....        0         0         0       0.0       0.0       0.0         0         0       0.0         0         0
 3. 1985....        0         0         0       0.0       0.0       0.0         0         0       0.0         0         0
 4. 1986....        0         0         0       0.0       0.0       0.0         0         0       0.0         0         0
 5. 1987....        0         0         0       0.0       0.0       0.0         0         0       0.0         0         0
 6. 1988....        0         0         0       0.0       0.0       0.0         0         0       0.0         0         0
 7. 1989....        0         0         0       0.0       0.0       0.0         0         0       0.0         0         0
 8. 1990....      565       212       353      37.7      30.5      44.1         0         0       0.0       266        87
 9. 1991....    1,861       773     1,088      31.5      25.7      37.5         0         0       0.0       769       305
10. 1992....    1,673       689       984      27.0      19.8      36.3         0         0       0.0       600       251
11. 1993....    1,927     1,221       706      35.7      27.9      69.8         0         0       0.0       225       438
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals .  X X X X    X X X X   X X X X   X X X X   X X X X   X X X X        0         0    X X X X    1,861     1,081
- --------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

                                            ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                                                      .......................
                                                                                              (Name)

                                           SCHEDULE P - PART 1F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

                                                                        (000 omitted)
- --------------------------------------------------------------------------------------------------------------------------
     1              Premiums Earned                                  Loss and Loss Expense Payments
             ----------------------------- ---------------------------------------------------------------------
   Years         2         3         4         Loss Payments     Allocated Loss        9        10        11        12
  in Which                                                      Expense Payments                                 Number of
  Premiums                                 ------------------- -------------------  Salvage  Unalloc.    Total    Claims
  Earned &    Direct                Net        5         6         7         8        and      Loss    Net Paid  Reported -
   Losses       and      Ceded    (2 - 3)   Direct              Direct              Subro.    Expense   (5-6+7   Direct &
  Incurred    Assumed                      & Assum.    Ceded   & Assum.    Ceded   Received  Payments   -8+10)    Assum.
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

 1. Prior ..  X X X X    X X X X   X X X X        0         0         0         0         0         0         0    X X X X
 2. 1984....        0         0         0         0         0         0         0         0         0         0         0
 3. 1985....        0         0         0         0         0         0         0         0         0         0         0
 4. 1986....        0         0         0         0         0         0         0         0         0         0         0
 5. 1987....        0         0         0         0         0         0         0         0         0         0         0
 6. 1988....        0         0         0         0         0         0         0         0         0         0         0
 7. 1989....        0         0         0         0         0         0         0         0         0         0         0
 8. 1990....        0         0         0         0         0         0         0         0         0         0         0
 9. 1991....        0         0         0         0         0         0         0         0         0         0         0
10. 1992....        0         0         0         0         0         0         0         0         0         0         0
11. 1993....        3         0         3         0         0         0         0         0         0         0         0
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals .  X X X X    X X X X   X X X X        0         0         0         0         0         0         0    X X X X
- --------------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ------------------------------------------------------------------------------------------------------------------------------------
                           Losses Unpaid                  Allocated Loss Expenses Unpaid
             --------------------------------------- ---------------------------------------    21        22        23        24
                  Case Basis         Bulk + IBNR          Case Basis         Bulk + IBNR                                   Number of
             ------------------- ------------------- ------------------- -------------------  Salvage  Unalloc.    Total    Claims
                13        14        15        16        17        18        19        20        and      Loss    Net Loss. Outstand.
              Direct              Direct              Direct              Direct               Subro.  Expenses   & Exp.   Direct &
             & Assum.    Ceded   & Assum.    Ceded   & Assum.    Ceded   & Assum.    Ceded    Anticip.  Unpaid    Unpaid    Assum.
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

 1. Prior ..        0         0         0         0         0         0         0         0         0         0         0         0
 2. 1984....        0         0         0         0         0         0         0         0         0         0         0         0
 3. 1985....        0         0         0         0         0         0         0         0         0         0         0         0
 4. 1986....        0         0         0         0         0         0         0         0         0         0         0         0
 5. 1987....        0         0         0         0         0         0         0         0         0         0         0         0
 6. 1988....        0         0         0         0         0         0         0         0         0         0         0         0
 7. 1989....        0         0         0         0         0         0         0         0         0         0         0         0
 8. 1990....        0         0         0         0         0         0         0         0         0         0         0         0
 9. 1991....        0         0         0         0         0         0         0         0         0         0         0         0
10. 1992....        0         0         0         0         0         0         0         0         0         0         0         0
11. 1993....        0         0         1         0         8         0         0         0         0         0         9         0
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals .        0         0         1         0         8         0         0         0         0         0         9         0
- ------------------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------
                    Total Losses and       Loss and Loss Exp. Percentage  Discount for Time              Net B/S Reserves
                 Loss Expenses Incurred     (Incurred/Premiums Earned)      Value of Money      33        After Discount
             ----------------------------- ----------------------------- -------------------           -------------------
                25        26        27        28        29        30        31        32     Inter-Co.    34        35
                                                                                              Pooling              Loss
              Direct                        Direct                                   Loss    Particip.  Losses   Expenses
             & Assum.    Ceded      Net *  & Assum.    Ceded      Net      Loss     Expense  Percent.   Unpaid    Unpaid
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

 1. Prior ..  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X         0         0    X X X X        0         0
 2. 1984....        0         0         0       0.0       0.0       0.0         0         0       0.0         0         0
 3. 1985....        0         0         0       0.0       0.0       0.0         0         0       0.0         0         0
 4. 1986....        0         0         0       0.0       0.0       0.0         0         0       0.0         0         0
 5. 1987....        0         0         0       0.0       0.0       0.0         0         0       0.0         0         0
 6. 1988....        0         0         0       0.0       0.0       0.0         0         0       0.0         0         0
 7. 1989....        0         0         0       0.0       0.0       0.0         0         0       0.0         0         0
 8. 1990....        0         0         0       0.0       0.0       0.0         0         0       0.0         0         0
 9. 1991....        0         0         0       0.0       0.0       0.0         0         0       0.0         0         0
10. 1992....        0         0         0       0.0       0.0       0.0         0         0       0.0         0         0
11. 1993....        9         0         9     300.0       0.0     300.0         0         0       0.0         1         8
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals .  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X         0         0      X X X        1         8
- --------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)


                                            ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                                                      .......................
                                                                                              (Name)

                                   SCHEDULE P - PART 1G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT (ALL PERILS),
                                                             BOILER AND MACHINERY)

                                                              (000 omitted)
- --------------------------------------------------------------------------------------------------------------------------
     1              Premiums Earned                                  Loss and Loss Expense Payments
             ----------------------------- ---------------------------------------------------------------------
   Years         2         3         4         Loss Payments     Allocated Loss        9        10        11        12
  in Which                                                      Expense Payments                                 Number of
  Premiums                                 ------------------- -------------------  Salvage  Unalloc.    Total    Claims
  Earned &    Direct                Net        5         6         7         8        and      Loss    Net Paid  Reported -
   Losses       and      Ceded    (2 - 3)   Direct              Direct              Subro.    Expense   (5-6+7   Direct &
  Incurred    Assumed                      & Assum.    Ceded   & Assum.    Ceded   Received  Payments   -8+10)    Assum.
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

 1. Prior ..  X X X X   X X X X   X X X X        39         5         0         0         0         1        35    X X X X
 2. 1984....    4,008     1,117     2,891     4,483         0       493         1         0       317     5,292         0
 3. 1985....    7,659       589     7,070     2,589      (157)      515         2         0       589     3,848         0
 4. 1986....    7,654       754     6,900     1,418         4       256         2         0       492     2,160         0
 5. 1987....    2,103       179     1,924       746        12        38         3         0       168       937         0
 6. 1988....    1,690         9     1,681       990        35        78         9         0       140     1,164         0
 7. 1989....    1,318         0     1,318     1,198       292        52        21         0         1       938         0
 8. 1990....    1,398        45     1,353       505        61        45        10         0        11       490         0
 9. 1991....    2,372         0     2,372     2,223         7       163         1         0       137     2,515         0
10. 1992....    3,788       149     3,639     1,796        14       143         2         0       119     2,042         0
11. 1993....    6,301       480     5,821     1,936        19       113         2         0        95     2,123         0
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals .  X X X X   X X X X   X X X X    17,923       292     1,896        53         0     2,070    21,544    X X X X
- --------------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ------------------------------------------------------------------------------------------------------------------------------------
                           Losses Unpaid                  Allocated Loss Expenses Unpaid
             --------------------------------------- ---------------------------------------    21        22        23        24
                  Case Basis         Bulk + IBNR          Case Basis         Bulk + IBNR                                   Number of
             ------------------- ------------------- ------------------- -------------------  Salvage  Unalloc.    Total    Claims
                13        14        15        16        17        18        19        20        and      Loss    Net Loss. Outstand.
              Direct              Direct              Direct              Direct               Subro.  Expenses   & Exp.   Direct &
             & Assum.    Ceded   & Assum.    Ceded   & Assum.    Ceded   & Assum.    Ceded    Anticip.  Unpaid    Unpaid    Assum.
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

 1. Prior ..      245       178        40        31         0         0        16        13         0         0        79         0
 2. 1984....        9         0         1         0         0         0         0         0         0         0        10         0
 3. 1985....    1,234         0         0         0         0         0         0         0         0         0     1,234         0
 4. 1986....       62        10         0         0         0         0         0         0         0         0        52         0
 5. 1987....       21         5         0         0         0         0        37         0         0         0        53         0
 6. 1988....       45         7         0         0         0         0         0         0         0         0        38         0
 7. 1989....       49        16         1         0         0         0         0         0         0         0        34         0
 8. 1990....       49         2         3         0         0         0         0         0         0         0        50         0
 9. 1991....      148        22        26         5         0         0         1         0         0         1       149         0
10. 1992....      350        97        65        18         0         0         2         0         0         2       304         0
11. 1993....    1,574       458       464       207         1         0       100         0         0        18     1,492         0
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals .    3,786       795       600       261         1         0       156        13         0        21     3,495         0
- ------------------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------
                    Total Losses and       Loss and Loss Exp. Percentage  Discount for Time              Net B/S Reserves
                 Loss Expenses Incurred     (Incurred/Premiums Earned)      Value of Money      33        After Discount
             ----------------------------- ----------------------------- -------------------           -------------------
                25        26        27        28        29        30        31        32     Inter-Co.    34        35
                                                                                              Pooling              Loss
              Direct                        Direct                                   Loss    Particip.  Losses   Expenses
             & Assum.    Ceded      Net *  & Assum.    Ceded      Net      Loss     Expense  Percent.   Unpaid    Unpaid
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

 1. Prior ..  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X         0         0    X X X X       76         3
 2. 1984....    5,303         1     5,302     132.3       0.1     183.4         0         0       0.0        10         0
 3. 1985....    4,927      (155)    5,082      64.3     (26.3)     71.9         0         0       0.0     1,234         0
 4. 1986....    2,228        16     2,212      29.1       2.1      32.1         0         0       0.0        52         0
 5. 1987....    1,010        20       990      48.0      11.2      51.5         0         0       0.0        16        37
 6. 1988....    1,253        51     1,202      74.1     566.7      71.5         0         0       0.0        38         0
 7. 1989....    1,301       329       972      98.7       0.0      73.7         0         0       0.0        34         0
 8. 1990....      613        73       540      43.8     162.2      39.9         0         0       0.0        50         0
 9. 1991....    2,699        35     2,664     113.8       0.0     112.3         0         0       0.0       147         2
10. 1992....    2,477       131     2,346      65.4      87.9      64.5         0         0       0.0       300         4
11. 1993....    4,301       686     3,615      68.3     142.9      62.1         0         0       0.0     1,373       119
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals .  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X         0         0    X X X X    3,330       165
- --------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

                                            ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                                                      .......................
                                                                                              (Name)

                                            SCHEDULE P - PART 1H - SECTION 1 - OTHER LIABILITY - OCCURRENCE

                                                                    (000 omitted)
- --------------------------------------------------------------------------------------------------------------------------
     1              Premiums Earned                                  Loss and Loss Expense Payments
             ----------------------------- ---------------------------------------------------------------------
   Years         2         3         4         Loss Payments     Allocated Loss        9        10        11        12
  in Which                                                      Expense Payments                                 Number of
  Premiums                                 ------------------- -------------------  Salvage  Unalloc.    Total    Claims
  Earned &    Direct                Net        5         6         7         8        and      Loss    Net Paid  Reported -
   Losses       and      Ceded    (2 - 3)   Direct              Direct              Subro.    Expense   (5-6+7   Direct &
  Incurred    Assumed                      & Assum.    Ceded   & Assum.    Ceded   Received  Payments   -8+10)    Assum.
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
 1. Prior ..  X X X X   X X X X   X X X X     7,196     6,135     1,480      (111)        0       453     3,105    X X X X
 2. 1984....    8,504     4,672     3,832     3,507       430       396         0         0        74     3,547         0
 3. 1985....    7,428       547     6,881     2,680       400       166       117         2        82     2,411         0
 4. 1986....   11,906    (1,276)   13,182     5,945     2,071       509       286         0       177     4,274         0
 5. 1987....   11,841    (1,881)   13,722     2,394       363       263         5         0        71     2,360         0
 6. 1988....    3,526       (88)    3,614     3,260       450       399         0         0        65     3,274         0
 7. 1989....    6,343       197     6,146     5,508        66       145        15         0       172     5,744         0
 8. 1990....    7,613     1,321     6,292     4,553     1,398       729       151         2       265     3,998         0
 9. 1991....    5,976      (463)    6,439     1,100        31       272        59         0        55     1,337         0
10. 1992....    6,568       773     5,795     2,113        32       253         9         1        29     2,354         0
11. 1993....   19,975     5,668    14,307       420         4       109        26         0       411       910         0
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals .  X X X X   X X X X   X X X X    38,676    11,380     4,721       557         5     1,854    33,314    X X X X
- --------------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


- ------------------------------------------------------------------------------------------------------------------------------------
                           Losses Unpaid                  Allocated Loss Expenses Unpaid
             --------------------------------------- ---------------------------------------    21        22        23        24
                  Case Basis         Bulk + IBNR          Case Basis         Bulk + IBNR                                   Number of
             ------------------- ------------------- ------------------- -------------------  Salvage  Unalloc.    Total    Claims
                13        14        15        16        17        18        19        20        and      Loss    Net Loss. Outstand.
              Direct              Direct              Direct              Direct               Subro.  Expenses   & Exp.   Direct &
             & Assum.    Ceded   & Assum.    Ceded   & Assum.    Ceded   & Assum.    Ceded    Anticip.  Unpaid    Unpaid    Assum.
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
 1. Prior ..    5,237       754       421         0         0         0     2,191         0         0       663     7,758         0
 2. 1984....      201         0        21         0         5         0         0         0         0         0       227         0
 3. 1985....       86         0       156         0        10         0        19         0         0         6       277         0
 4. 1986....    1,535         0       494         0        10         0       248         0         0         7     2,294         0
 5. 1987....      388         0       102         0        15         0        21         0         0         6       532         0
 6. 1988....      373         0       105         0        20         0        45         0         0        14       557         0
 7. 1989....      398         0        75         0        30         0        13         0         0         4       520         0
 8. 1990....    1,338         0       150         0        30         0         0         0         0         0     1,518         0
 9. 1991....    1,359         0       617         0       332         0        38         0         0        12     2,358         0
10. 1992....    1,378        56     1,106        20       100         0       290         0         0        80     2,878         0
11. 1993....    2,127        48     5,896       477       830         0       710         0         0       197     9,235         0
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals .   14,420       858     9,143       497     1,382         0     3,575         0         0       989    28,154         0
- ------------------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------
                    Total Losses and       Loss and Loss Exp. Percentage  Discount for Time              Net B/S Reserves
                 Loss Expenses Incurred     (Incurred/Premiums Earned)      Value of Money      33        After Discount
             ----------------------------- ----------------------------- -------------------           -------------------
                25        26        27        28        29        30        31        32     Inter-Co.    34        35
                                                                                              Pooling              Loss
              Direct                        Direct                                   Loss    Particip.  Losses   Expenses
             & Assum.    Ceded      Net *  & Assum.    Ceded      Net      Loss     Expense  Percent.   Unpaid    Unpaid
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
 1. Prior ..  X X X X    X X X X   X X X X   X X X X   X X X X   X X X X        0         0    X X X X    4,904     2,854
 2. 1984....    4,204       430     3,774      49.4       9.2      98.5         0         0       0.0       222         5
 3. 1985....    3,205       517     2,688      43.1      94.5      39.1         0         0       0.0       242        35
 4. 1986....    8,925     2,357     6,568      75.0    (184.7)     49.8         0         0       0.0     2,029       265
 5. 1987....    3,260       368     2,892      27.5     (19.6)     21.1         0         0       0.0       490        42
 6. 1988....    4,281       450     3,831     121.4    (511.4)    106.0         0         0       0.0       478        79
 7. 1989....    6,345        81     6,264     100.0      41.1     101.9         0         0       0.0       473        47
 8. 1990....    7,065     1,549     5,516      92.8     117.3      87.7         0         0       0.0     1,488        30
 9. 1991....    3,785        90     3,695      63.3     (19.4)     57.4         0         0       0.0     1,976       382
10. 1992....    5,349       117     5,232      81.4      15.1      90.3         0         0       0.0     2,408       470
11. 1993....   10,700       555    10,145      53.6       9.8      70.9         0         0       0.0     7,498     1,737
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals .  X X X X    X X X X   X X X X   X X X X   X X X X   X X X X        0         0    X X X X   22,208     5,946
- --------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

                                 ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                                           .......................
                                                                                   (Name)

                               SCHEDULE P - PART 1H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE
                                                         (000 omitted)
- --------------------------------------------------------------------------------------------------------------------------
     1              Premiums Earned                                  Loss and Loss Expense Payments
             ----------------------------- ---------------------------------------------------------------------
   Years         2         3         4         Loss Payments     Allocated Loss        9        10        11        12
  in Which                                                      Expense Payments                                 Number of
  Premiums                                 ------------------- -------------------  Salvage  Unalloc.    Total    Claims
  Earned &    Direct                Net        5         6         7         8        and      Loss    Net Paid  Reported -
   Losses       and      Ceded    (2 - 3)   Direct              Direct              Subro.    Expense   (5-6+7   Direct &
  Incurred    Assumed                      & Assum.    Ceded   & Assum.    Ceded   Received  Payments   -8+10)    Assum.
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
 1. Prior ..  X X X X   X X X X   X X X X       958       413    (2,425)   (5,111)        0        66     3,297    X X X X
 2. 1984....   33,479    14,855    18,624    36,385    23,921    17,136     8,819         0     1,830    22,611         0
 3. 1985....   74,722    50,385    24,337    36,733    20,974    21,347    11,814         0     3,510    28,802         0
 4. 1986....  120,483    56,536    63,947    39,230    16,266    20,558     9,185         0     3,279    37,616         0
 5. 1987....  146,969    58,082    88,887    36,589    19,450    23,207    10,608         0     2,157    31,895         0
 6. 1988....  154,675    37,465   117,210    35,033     5,629    18,169     2,188         0     2,564    47,949         0
 7. 1989....  176,092    49,245   126,847    42,783     8,919    21,663     3,880         0     4,737    56,384         0
 8. 1990....  170,611    66,453   104,158    35,723    18,393    15,448     5,840         0     3,939    30,877         0
 9. 1991....  179,918    49,021   130,897    21,845     9,920    15,630     3,954         0     4,148    27,749         0
10. 1992....  170,424    46,207   124,217    10,654        16     6,349       526         0     4,482    20,943         0
11. 1993....  164,043    41,220   122,823     1,843         0     1,561         0         0     3,052     6,456         0
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals .  X X X X   X X X X   X X X X   297,776   123,901   158,643    51,703         0    33,764   314,579    X X X X
- --------------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ------------------------------------------------------------------------------------------------------------------------------------
                           Losses Unpaid                  Allocated Loss Expenses Unpaid
             --------------------------------------- ---------------------------------------    21        22        23        24
                  Case Basis         Bulk + IBNR          Case Basis         Bulk + IBNR                                   Number of
             ------------------- ------------------- ------------------- -------------------  Salvage  Unalloc.    Total    Claims
                13        14        15        16        17        18        19        20        and      Loss    Net Loss. Outstand.
              Direct              Direct              Direct              Direct               Subro.  Expenses   & Exp.   Direct &
             & Assum.    Ceded   & Assum.    Ceded   & Assum.    Ceded   & Assum.    Ceded    Anticip.  Unpaid    Unpaid    Assum.
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
 1. Prior ..     (364)     (802)        0         0       578       381        50         0         0         0       685         0
 2. 1984....    1,039       839         5         0       745       520        75         0         0         0       505         0
 3. 1985....    2,606     2,582     3,570     1,160       424       757       850       712         0        76     2,315         0
 4. 1986....    2,281     1,626       755         0       557       340       125         0         0        29     1,781         0
 5. 1987....    4,980     2,100     1,506         0     1,338       368       150         0         0        38     5,544         0
 6. 1988....    2,567       223     4,008         0     1,468       446       175         0         0        57     7,606         0
 7. 1989....    8,907       853     6,256     5,405     4,468     2,096     1,936     1,346         0       728    12,595         0
 8. 1990....   10,445     1,764    14,270    12,119     3,616       815     5,000     3,295         0       883    16,221         0
 9. 1991....   17,813     1,151    30,550    19,119     6,343       329    12,000     7,295         0     1,682    40,494         0
10. 1992....   18,256     2,148    35,169    20,318     6,014       197    20,000     5,385         0     2,072    53,463         0
11. 1993....    9,248       (49)   61,920    21,361     6,839        89    55,873    35,162         0     2,267    79,584         0
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals .   77,778    12,435   158,009    79,482    32,390     6,338    96,234    53,195         0     7,832   220,793         0
- ------------------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------
                    Total Losses and       Loss and Loss Exp. Percentage  Discount for Time              Net B/S Reserves
                 Loss Expenses Incurred     (Incurred/Premiums Earned)      Value of Money      33        After Discount
             ----------------------------- ----------------------------- -------------------           -------------------
                25        26        27        28        29        30        31        32     Inter-Co.    34        35
                                                                                              Pooling              Loss
              Direct                        Direct                                   Loss    Particip.  Losses   Expenses
             & Assum.    Ceded      Net *  & Assum.    Ceded      Net      Loss     Expense  Percent.   Unpaid    Unpaid
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
 1. Prior ..  X X X X    X X X X   X X X X   X X X X   X X X X   X X X X        0         0    X X X X      438       247
 2. 1984....   57,215    34,099    23,116     170.9     229.5     124.1         0         0       0.0       205       300
 3. 1985....   69,116    37,999    31,117      92.5      75.4     127.9         0         0       0.0     2,434      (119)
 4. 1986....   66,814    27,417    39,397      55.5      48.5      61.6         0         0       0.0     1,410       371
 5. 1987....   69,965    32,526    37,439      47.6      56.0      42.1         0         0       0.0     4,386     1,158
 6. 1988....   64,041     8,486    55,555      41.4      22.7      47.4         0         0       0.0     6,352     1,254
 7. 1989....   91,478    22,499    68,979      51.9      45.7      54.4         0         0       0.0     8,905     3,690
 8. 1990....   89,324    42,226    47,098      52.4      63.5      45.2         0         0       0.0    10,832     5,389
 9. 1991....  110,011    41,768    68,243      61.1      85.2      52.1         0         0       0.0    28,093    12,401
10. 1992....  102,996    28,590    74,406      60.4      61.9      59.9         0         0       0.0    30,959    22,504
11. 1993....  142,603    56,563    86,040      86.9     137.2      70.1         0         0       0.0    49,856    29,728
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
12. Totals .  X X X X    X X X X   X X X X   X X X X   X X X X   X X X X        0         0    X X X X  143,870    76,923
- --------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

            ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                     .......................
                                                           (Name)


         SCHEDULE P - PART 1I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                            EARTHQUAKE, GLASS, BURGLARY AND THEFT)

                                      (000 omitted)
- ------------------------------------------------------------------------------------------------------------------------
    1            Premiums Earned                                 Loss and Loss Expense Payments
          ------------------------------- -------------------------------------------------------------------
  Years       2         3          4         Loss Payments        Allocated Loss      9        10       11        12
in Which                                                         Expense Payments                             Number of
Prem Were                                 -------------------- ------------------- Salvage  Unalloc.   Total    Claims
Earned &   Direct                 Net         5         6          7         8       and      Loss    Net Pd  Reported -
Loss Were    and      Ceded     (2 - 3)    Direct                Direct            Subrog.  Expense   (5-6+7  Direct and
Incurred   Assum.                         & Assum.    Ceded     & Assum.   Ceded    Rec'd   Payments  -8+10)    Assum.
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- ----------
 1. Prior   X X X X    X X X X    X X X X    4,662        266        950       22     221      1,667   6,991     X X X X
 2. 1992.   12,287      2,068     10,219    11,259      1,478        322       47      13         74  10,130     X X X X
 3. 1993.   16,189      4,322     11,867     7,936      1,018        239       27       4         73   7,203     X X X X
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- ----------
 4. Total   X X X X    X X X X    X X X X   23,857      2,762      1,511       96     238      1,814  24,324     X X X X
- ------------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ------------------------------------------------------------------------------------------------------------------------------------
                        Losses Unpaid                  Allocated Loss Expenses Unpaid
          ----------------------------------------- --------------------------------------     21       22        23         24
               Case Basis           Bulk + IBNR         Case Basis        Bulk + IBNR                                     Number of
          -------------------- -------------------- --------------------- ----------------  Salvage   Unalloc   Total      Claims
             13         14         15        16         17         18        19      20       and      Loss   Net Losses Outstanding
           Direct                Direct               Direct               Direct           Subrog.   Expense & Expenses  Direct &
          & Assum.    Ceded    and Assum.   Ceded   and Assum.   Ceded    & Assum.  Ceded    Antic.   Unpaid    Unpaid     Assum.
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- ---------- -----------
 1. Prior    3,379        946        186         8          4          0       16       0          0      18      2,649           0
 2. 1992.    3,151        810        335        34         11          0        8       0          0       9      2,670           0
 3. 1993.    3,290      1,044      1,019       378         30          0      200       0          0      69      3,186           0
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- ---------- -----------
 4. Total    9,820      2,800      1,540       420         45          0      224       0          0      96      8,505           0
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------
                 Total Losses and         Loss and Loss Exp. Percentage   Disc. for Time              Net B/S Reserves
              Loss Expenses Incurred        (Incurred/Premiums Earned)    Value of Money       33     After Discount
          ------------------------------- ------------------------------- ----------------            ------------------
             25         26         27        28         29         30        31      32    Inter-Co.    34        35
                                                                                            Pooling
           Direct                          Direct                                   Loss   Particip.  Losses  Loss Exp.
          & Assum.    Ceded       Net *   & Assum.    Ceded       Net       Loss   Expense Percentage Unpaid    Unpaid
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- ----------
 1. Prior   X X X X    X X X X    X X X X   X X X X    X X X X    X X X X       0       0     X X X X  2,611         38
 2. 1992.   15,169      2,369     12,800     123.5      114.6      125.3        0       0        0.0   2,642         28
 3. 1993.   12,856      2,467     10,389      79.4       57.1       87.5        0       0        0.0   2,887        299
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- ----------
 4. Total   X X X X    X X X X    X X X X   X X X X    X X X X    X X X X       0       0     X X X X  8,140        365
- ------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

                         SCHEDULE P - PART 1J - AUTO PHYSICAL DAMAGE

                                       (000 omitted)
- ------------------------------------------------------------------------------------------------------------------------
    1           Premiums Earned                                    Loss and Loss Expense Payments
          ------------------------------- -------------------------------------------------------------------
  Years       2         3          4           Loss Payments     Allocated Loss       9        10       11        12
in Which                                                       Expense Payments                               Number of
Prem Were                                 -------------------- ------------------- Salvage Unallocate  Total    Claims
Earned &   Direct                 Net         5         6          7         8       and      Loss    Net Pd. Reported -
Loss Were    and      Ceded     (2 - 3)    Direct                Direct            Subrog.  Expense   (5-6+7  Direct and
Incurred   Assum.                         and Assum   Ceded    and Assum.  Ceded    Rec'd   Payments  -8+10)    Assum.
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- ----------
 1. Prior   X X X X    X X X X    X X X X      331          3         29        0   4,047      2,933   3,290    X X X X
 2. 1992.    5,338        927      4,411     2,666        376        118       29     101        113   2,492          0
 3. 1993.   24,452      2,217     22,235    10,830        630        465        4     268        486  11,147          0
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- ----------
 4. Total   X X X X    X X X X    X X X X   13,827      1,009        612       33   4,416      3,532  16,929    X X X X
- ------------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ------------------------------------------------------------------------------------------------------------------------------------
                        Losses Unpaid                  Allocated Loss Expenses Unpaid
          ----------------------------------------- --------------------------------------     21       22        23         24
               Case Basis          Bulk + IBNR           Case Basis       Bulk + IBNR                                     Number of
          -------------------- -------------------- --------------------- ----------------  Salvage   Unalloc   Total      Claims
             13         14         15        16         17         18        19      20       and      Loss   Net Losses Outstanding
           Direct                Direct               Direct               Direct           Subrog.   Expense & Expenses  Direct &
          & Assum.    Ceded    and Assum.   Ceded   and Assum.   Ceded    & Assum.  Ceded    Antic.   Unpaid    Unpaid     Assum.
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- ---------- -----------
 1. Prior      513          3        105         0          0          0        0       0          0       0        615           0
 2. 1992.      325          3        241         0          1          0        0       0          0       0        564           0
 3. 1993.      972         30      1,590         0          3          0       33       0          0     108      2,676           0
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- ---------- -----------
 4. Total    1,810         36      1,936         0          4          0       33       0          0     108      3,855           0
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------
                    Total Losses and       Loss and Loss Exp. Percentage  Disc. for Time              Net B/S Reserves
                 Loss Expenses Incurred    (Incurred/Premiums Earned)     Value of Money       33     After Discount
          ------------------------------- ------------------------------- ----------------            ------------------
             25         26         27        28         29         30        31      32    Inter-Co.    34        35
                                                                                            Pooling
           Direct                          Direct                                   Loss   Particip.  Losses  Loss Exp.
          & Assum.    Ceded       Net *   & Assum.    Ceded       Net       Loss   Expense Percentage Unpaid    Unpaid
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- ----------
 1. Prior   X X X X    X X X X    X X X X   X X X X    X X X X    X X X X       0       0     X X X X    615          0
 2. 1992.    3,464        408      3,056      64.9       44.0       69.3        0       0        0.0     563          1
 3. 1993.   14,487        664     13,823      59.2       30.0       62.2        0       0        0.0   2,532        144
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- ----------
 4. Total   X X X X   X X X X    X X X X    X X X X    X X X X   X X X X        0       0     X X X X  3,710        145
- ------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

            ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                      .......................
                                                            (Name)

        SCHEDULE P - PART 1K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY

                                            (000 omitted)
- ------------------------------------------------------------------------------------------------------------------------
    1                  Premiums Earned                             Loss and Loss Expense Payments
          ------------------------------- -------------------------------------------------------------------
  Years       2         3          4         Loss Payments         Allocated Loss     9        10       11        12
in Which                                                          Expense Payments                            Number of
Prem Were                                 -------------------- ------------------- Salvage Unallocate  Total    Claims
Earned &   Direct                 Net         5         6          7         8       and      Loss    Net Pd  Reported -
Loss Were    and      Ceded     (2 - 3)    Direct                Direct            Subrog.  Expense   (5-6+7  Direct and
 Incurred  Assum.                         & Assum.    Ceded     & Assum.   Ceded    Rec'd   Payments  -8+10)    Assum.
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- ----------
 1. Prior   X X X X    X X X X    X X X X      396          0        145        0       0         63     604     X X X X
 2. 1992.   10,444      2,537      7,907     2,668        308        818       86       0        165   3,257     X X X X
 3. 1993.   19,599      7,065     12,534     1,097        620        262      155       0        144     728     X X X X
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- ----------
 4. Total   X X X X    X X X X    X X X X    4,161        928      1,225      241       0        372   4,589     X X X X
- ------------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ------------------------------------------------------------------------------------------------------------------------------------
                            Losses Unpaid           Allocated Loss Expenses Unpaid
          ----------------------------------------- --------------------------------------     21       22        23         24
               Case Basis           Bulk + IBNR          Case Basis       Bulk + IBNR                                     Number of
          -------------------- -------------------- --------------------- ----------------  Salvage   Unalloc   Total      Claims
             13         14         15        16         17         18        19      20       and      Loss   Net Losses Outstanding
           Direct                Direct               Direct               Direct           Subrog.   Expense & Expenses  Direct &
          & Assum.    Ceded    and Assum.   Ceded    & Assum.    Ceded    & Assum.  Ceded    Antic.   Unpaid    Unpaid     Assum.
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- ---------- -----------
 1. Prior      366          0          0         0          0          0       19       0          0       2        387           0
 2. 1992.    1,984        825          0         0          0          0       70      33          0       7      1,236           0
 3. 1993.      463        277      2,329     1,031          0          0       48       0          0       5      1,537           0
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- ---------- -----------
 4. Total    2,813      1,102      2,329     1,031          0          0      137      33          0      14      3,160           0
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------
                 Total Losses and         Loss and Loss Exp. Percentage   Disc. for Time              Net B/S Reserves
              Loss Expenses Incurred       (Incurred/Premiums Earned)     Value of Money       33     After Discount
          ------------------------------- ------------------------------- ----------------            ------------------
             25         26         27        28         29         30        31      32    Inter-Co.    34        35
                                                                                            Pooling
           Direct                          Direct                                   Loss   Particip.  Losses  Loss Exp.
          & Assum.    Ceded       Net *   & Assum.    Ceded       Net       Loss   Expense Percentage Unpaid    Unpaid
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- ----------
 1. Prior   X X X X    X X X X    X X X X   X X X X    X X X X    X X X X       0       0     X X X X    366         21
 2. 1992.    5,712      1,219      4,493      54.7       48.0       56.8        0       0        0.0   1,159         77
 3. 1993.    4,348      2,083      2,265      22.2       29.5       18.1        0       0        0.0   1,484         53
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- ----------
 4. Total   X X X X    X X X X    X X X X   X X X X    X X X X    X X X X       0       0     X X X X  3,009        151
- ------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

             SCHEDULE P - PART 1L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)


                                                                                         (000 omitted)
- ------------------------------------------------------------------------------------------------------------------------
    1            Premiums Earned                                      Loss and Loss Expense Payments
          ------------------------------- -------------------------------------------------------------------
  Years       2         3          4          Loss Payments     Allocated Loss        9        10       11        12
in Which                                                       Expense Payments                               Number of
Prem Were                                 -------------------- ------------------- Salvage Unallocate  Total    Claims
Earned &   Direct                 Net         5         6          7         8       and      Loss    Net Pd  Reported -
Loss Were    and      Ceded     (2 - 3)    Direct                Direct            Subrog.  Expense   (5-6+7  Direct and
 Incurred  Assum.                         & Assum.    Ceded    and Assum.  Ceded    Rec'd   Payments  -8+10)    Assum.
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- ----------
 1. Prior   X X X X    X X X X    X X X X       19          2          0        0       0        370     387    X X X X
 2. 1992.   33,257     32,472        785     5,002      4,798        302      259       0         31     278    X X X X
 3. 1993.   19,188     16,560      2,628     5,047      4,843        239      235       0         95     303    X X X X
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- ----------
 4. Total   X X X X    X X X X    X X X X   10,068      9,643        541      494       0        496     968    X X X X
- ------------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ------------------------------------------------------------------------------------------------------------------------------------
                        Losses Unpaid               Allocated Loss Expenses Unpaid
          ----------------------------------------- --------------------------------------     21       22        23         24
                Case Basis          Bulk + IBNR          Case Basis       Bulk + IBNR                                     Number of
          -------------------- -------------------- --------------------- ----------------  Salvage   Unalloc   Total      Claims
             13         14         15        16         17         18        19      20       and      Loss   Net Losses Outstanding
           Direct                Direct               Direct               Direct           Subrog.   Expense & Expenses  Direct &
          & Assum.    Ceded    and Assum.   Ceded    & Assum.    Ceded    & Assum.  Ceded    Antic.   Unpaid    Unpaid     Assum.
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- ---------- -----------
 1. Prior       35          4          0         0          0          0        0       0          0       2         33           0
 2. 1992.       52          0          0         0          0          0        6       0          0      11         69           0
 3. 1993.      548        440      1,158        15          0          0       75       0          0     121      1,447           0
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- ---------- -----------
 4. Total      635        444      1,158        15          0          0       81       0          0     134      1,549           0
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------
                     Total Losses and     Loss and Loss Expense Percentag Dis. for Time               Net B/S Reserves
                 Loss Expenses Incurred   (Incurred/Premiums Earned)      Value of Money       33     After Discount
          ------------------------------- ------------------------------- ----------------            ------------------
             25         26         27        28         29         30        31      32    Inter-Co.    34        35
                                                                                            Pooling
           Direct                          Direct                                   Loss   Particip.  Losses  Loss Exp.
          & Assum.    Ceded       Net *   & Assum.    Ceded       Net       Loss   Expense Percentage Unpaid    Unpaid
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- ----------
 1. Prior   X X X X    X X X X    X X X X   X X X X    X X X X    X X X X       0       0     X X X X     31          2
 2. 1992.    5,404      5,057        347      16.2       15.6       44.2        0       0        0.0      52         17
 3. 1993.    7,283      5,533      1,750      38.0       33.4       66.6        0       0        0.0   1,251        196
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- ----------
 4. Total   X X X X   X X X X    X X X X    X X X X    X X X X   X X X X        0       0     X X X X  1,334        215
- ------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

           ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                    .......................
                                                              (Name)

                             SCHEDULE P - PART 1M - INTERNATIONAL

                                          (000 omitted)
- -----------------------------------------------------------------------------------------------------------------------
                  Premiums Earned                               Loss and Loss Expense Payments
    1     ------------------------------- -------------------------------------------------------------------
  Years       2         3          4             Loss Payments    Allocated Loss      9        10       11       12
in Which                                                         Expense Payments                             Number of
Prem Were                                 -------------------- ------------------- Salvage Unallocate  Total   Claims
Earned &   Direct                 Net         5         6          7         8       and      Loss    Net Pd  Reported
Loss Were    and      Ceded     (2 - 3)    Direct                Direct            Subrog.  Expense   (5-6+7  Direct &
 Incurred  Assum.                         and Assum   Ceded    and Assum.  Ceded    Rec'd   Payments  -8+10)   Assum.
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- ---------
 1. Prior   X X X X    X X X X    X X X X        0          0          0        0       0          0       0    X X X X
 2. 1984.        0          0          0         0          0          0        0       0          0       0    X X X X
 3. 1985.        0          0          0         0          0          0        0       0          0       0    X X X X
 4. 1986.        0          0          0         0          0          0        0       0          0       0    X X X X
 5. 1987.        0          0          0         0          0          0        0       0          0       0    X X X X
 6. 1988.        0          0          0         0          0          0        0       0          0       0    X X X X
 7. 1989.        0          0          0         0          0          0        0       0          0       0    X X X X
 8. 1990.        0          0          0         0          0          0        0       0          0       0    X X X X
 9. 1991.        0          0          0         0          0          0        0       0          0       0    X X X X
10. 1992.        0          0          0         0          0          0        0       0          0       0    X X X X
11. 1993.       61          0         61        62          0          0        0       0          0      62    X X X X
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- ---------
12. Total   X X X X    X X X X    X X X X       62          0          0        0       0          0      62    X X X X
- -----------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received

- ---------------------------------------------------------------------------------------------------------------------------------
                         Losses Unpaid              Allocated Loss Expenses Unpaid
          ----------------------------------------- --------------------------------------     21       22       23        24
               Case Basis           Bulk + IBNR           Case Basis       Bulk + IBNR                                  Number of
          -------------------- -------------------- --------------------- ----------------  Salvage   Unall.    Total    Claims
             13         14         15        16         17         18        19      20       and      Loss   Net Loss  Outstand.
           Direct                Direct               Direct               Direct           Subrog.    Exp.   and Exp.   Direct
          & Assum.    Ceded    and Assum.   Ceded   and Assum.   Ceded    &Assum.   Ceded    Antic.   Unpaid   Unpaid   & Assum.
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- --------- ---------
 1. Prior        0          0          0         0          0          0        0       0          0       0         0         0
 2. 1984.        0          0          0         0          0          0        0       0          0       0         0         0
 3. 1985.        0          0          0         0          0          0        0       0          0       0         0         0
 4. 1986.        0          0          0         0          0          0        0       0          0       0         0         0
 5. 1987.        0          0          0         0          0          0        0       0          0       0         0         0
 6. 1988.        0          0          0         0          0          0        0       0          0       0         0         0
 7. 1989.        0          0          0         0          0          0        0       0          0       0         0         0
 8. 1990.        0          0          0         0          0          0        0       0          0       0         0         0
 9. 1991.        0          0          0         0          0          0        0       0          0       0         0         0
10. 1992.        0          0          0         0          0          0        0       0          0       0         0         0
11. 1993.      108          0          4         0          0          0        0       0          0       0       112         0
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- --------- ---------
12. Total      108          0          4         0          0          0        0       0          0       0       112         0
- ---------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------
                 Total Losses and          Loss and Loss Exp. Percentage  Disc. for Time              Net B/S Reserves
              Loss Expenses Incurred        (Incurred/Premiums Earned)    Value of Money       33     After Discount
          ------------------------------- ------------------------------- ---------------- Inter-Co.  -----------------
             25         26         27        28         29         30        31      32     Pooling     34       35
           Direct                          Direct                                   Loss   Particip.  Losses  Loss Exp.
          and Assum   Ceded       Net *   and Assum   Ceded       Net       Loss   Expense Percentage Unpaid   Unpaid
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- ---------
 1. Prior    X X X     X X X X    X X X X    X X X     X X X X    X X X X       0       0     X X X X      0         0
 2. 1984.        0          0          0       0.0        0.0        0.0        0       0        0.0       0         0
 3. 1985.        0          0          0       0.0        0.0        0.0        0       0        0.0       0         0
 4. 1986.        0          0          0       0.0        0.0        0.0        0       0        0.0       0         0
 5. 1987.        0          0          0       0.0        0.0        0.0        0       0        0.0       0         0
 6. 1988.        0          0          0       0.0        0.0        0.0        0       0        0.0       0         0
 7. 1989.        0          0          0       0.0        0.0        0.0        0       0        0.0       0         0
 8. 1990.        0          0          0       0.0        0.0        0.0        0       0        0.0       0         0
 9. 1991.        0          0          0       0.0        0.0        0.0        0       0        0.0       0         0
10. 1992.        0          0          0       0.0        0.0        0.0        0       0        0.0       0         0
11. 1993.      174          0        174     285.2        0.0      285.2        0       0        0.0     112         0
- --------- --------- ---------- ---------- --------- ---------- ---------- -------- ------- ---------- ------- ---------
12. Total   X X X X   X X X X    X X X X     X X X     X X X X    X X X X       0       0     X X X X    112         0
- -----------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

             ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                       .......................
                                                            (Name)

                             SCHEDULE P - PART 1N - REINSURANCE A

                                           (000 omitted)
- ------------------------------------------------------------------------------------------------------------------------
    1              Premiums Earned                               Loss and Loss Expense Payments
          -------------------------------- ------------------------------------------------------------------
  Years       2          3          4           Loss Payments     Allocated Loss      9        10       11        12
in Which                                                         Expense Payments                             Number of
Prem Were                                  --------------------- ----------------- Salvage Unallocate  Total    Claims
Earned &    Direct                 Net         5          6          7        8      and      Loss    Net Pd  Reported -
Loss Were    and       Ceded     (2 - 3)     Direct                Direct          Subrog.  Expense   (5-6+7  Direct and
Incurred    Assum.                          & Assum.    Ceded     & Assum.  Ceded   Rec'd   Payments  -8+10)    Assum.
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------ ------- ---------- ------- ----------
 1. 1988.         0          0          0          0          0          0      0       0          0       0     X X X X
 2. 1989.         0          0          0          0          0          0      0       0          0       0     X X X X
 3. 1990.         0          0          0          0          0          0      0       0          0       0     X X X X
 4. 1991.         0          0          0          0          0          0      0       0          0       0     X X X X
 5. 1992.         0          0          0          0          0          0      0       0          0       0     X X X X
 6. 1993.         0          0          0          0          0          0      0       0          0       0     X X X X
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------ ------- ---------- ------- ----------
 7. Total   X X X X     X X X X    X X X X         0          0          0      0       0          0       0     X X X X
- ------------------------------------------------------------------------------------------------------------------------

NOTE:  Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ------------------------------------------------------------------------------------------------------------------------------------
                        Losses Unpaid                 Allocated Loss Expenses Unpaid
          ------------------------------------------- ------------------------------------     21       22        23         24
              Case Basis            Bulk + IBNR            Case Basis       Bulk + IBNR                                   Number of
          --------------------- --------------------- --------------------- --------------  Salvage   Unalloc   Total      Claims
              13         14         15         16         17         18       19     20       and      Loss   Net Losses Outstanding
            Direct                Direct                Direct              Direct          Subrog.   Expense & Expenses  Direct &
          and Assum.   Ceded    and Assum.   Ceded    and Assum.   Ceded    & Assu  Ceded    Antic.   Unpaid    Unpaid     Assum.
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------ ------- ---------- ------- ---------- -----------
 1. 1988.         0          0          0          0          0          0      0       0          0       0          0     X X X X
 2. 1989.         0          0          0          0          0          0      0       0          0       0          0     X X X X
 3. 1990.         0          0          0          0          0          0      0       0          0       0          0     X X X X
 4. 1991.         0          0          0          0          0          0      0       0          0       0          0     X X X X
 5. 1992.         0          0          0          0          0          0      0       0          0       0          0     X X X X
 6. 1993.         0          0          0          0          0          0      0       0          0       0          0     X X X X
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------ ------- ---------- ------- ---------- -----------
 7. Total         0          0          0          0          0          0      0       0          0       0          0     X X X X
- ------------------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------
                Total Losses and           Loss and Loss Exp. Percentage    Disc. for Time            Net B/S Reserves
             Loss Expenses Incurred          (Incurred/Premiums Earned)     Value of Money     33     After Discount
          -------------------------------- -------------------------------- --------------            ------------------
              25         26         27         28         29         30       31     32    Inter-Co.    34        35
                                                                                            Pooling
            Direct                           Direct                                 Loss   Particip.  Losses  Loss Exp.
           & Assum.    Ceded       Net *    & Assum.    Ceded       Net      Loss  Expense Percentage Unpaid    Unpaid
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------ ------- ---------- ------- ----------
 1. 1988.         0          0          0        0.0        0.0        0.0      0       0        0.0       0          0
 2. 1989.         0          0          0        0.0        0.0        0.0      0       0        0.0       0          0
 3. 1990.         0          0          0        0.0        0.0        0.0      0       0        0.0       0          0
 4. 1991.         0          0          0        0.0        0.0        0.0      0       0        0.0       0          0
 5. 1992.         0          0          0        0.0        0.0        0.0      0       0        0.0       0          0
 6. 1993.         0          0          0        0.0        0.0        0.0      0       0        0.0       0          0
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------ ------- ---------- ------- ----------
 7. Total    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X     0       0     X X X X      0          0
- ------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

                             SCHEDULE P - PART 1O - REINSURANCE B
                                       (000 omitted)
- ------------------------------------------------------------------------------------------------------------------------
    1           Premiums Earned                                  Loss and Loss Expense Payments
          -------------------------------- ------------------------------------------------------------------
  Years       2          3          4          Loss Payments      Allocated Loss      9        10       11        12
in Which                                                         Expense Payments                             Number of
Prem Were                                  --------------------- ----------------- Salvage Unallocate  Total    Claims
Earned &    Direct                 Net         5          6          7        8      and      Loss    Net Pd  Reported -
Loss Were    and       Ceded     (2 - 3)     Direct                Direct          Subrog.  Expense   (5-6+7  Direct and
Incurred    Assum.                          & Assum.    Ceded    and Assum. Ceded   Rec'd   Payments  -8+10)    Assum.
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------ ------- ---------- ------- ----------
 1. 1988.         0          0          0          0          0          0      0       0          0       0     X X X X
 2. 1989.         0          0          0          0          0          0      0       0          0       0     X X X X
 3. 1990.         0          0          0          0          0          0      0       0          0       0     X X X X
 4. 1991.         0          0          0          0          0          0      0       0          0       0     X X X X
 5. 1992.         0          0          0          0          0          0      0       0          0       0     X X X X
 6. 1993.         0          0          0          0          0          0      0       0          0       0     X X X X
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------ ------- ---------- ------- ----------
 7. Total    X X X X    X X X X    X X X X         0          0          0      0       0          0       0     X X X X
- ------------------------------------------------------------------------------------------------------------------------

NOTE:  Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ------------------------------------------------------------------------------------------------------------------------------------
                         Losses Unpaid                           Allocated Loss Expenses U
          ------------------------------------------- ------------------------------------     21       22        23         24
               Case Basis            Bulk + IBNR          Case Basis        Bulk + IBNR                                   Number of
          --------------------- --------------------- --------------------- --------------  Salvage   Unalloc   Total      Claims
              13         14         15         16         17         18       19     20       and      Loss   Net Losses Outstanding
            Direct                Direct                Direct              Direct          Subrog.   Expense & Expenses Direct and
          and Assum.   Ceded    and Assum.   Ceded    and Assum.   Ceded    & Assu  Ceded    Antic.   Unpaid    Unpaid     Assum.
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------ ------- ---------- ------- ---------- -----------
 1. 1988.         0          0          0          0          0          0      0       0          0       0          0     X X X X
 2. 1989.         0          0          0          0          0          0      0       0          0       0          0     X X X X
 3. 1990.         0          0          0          0          0          0      0       0          0       0          0     X X X X
 4. 1991.         0          0          0          0          0          0      0       0          0       0          0     X X X X
 5. 1992.         0          0          0          0          0          0      0       0          0       0          0     X X X X
 6. 1993.         0          0          0          0          0          0      0       0          0       0          0     X X X X
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------ ------- ---------- ------- ---------- -----------
 7. Total         0          0          0          0          0          0      0       0          0       0          0     X X X X
- ------------------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------
                Total Losses and           Loss and Loss Exp. Percentage    Disc. for Time            Net B/S Reserves
             Loss Expenses Incurred        (Incurred/Premiums Earned)       Value of Money     33     After Discount
          -------------------------------- -------------------------------- --------------            ------------------
              25         26         27         28         29         30       31     32    Inter-Co.    34        35
                                                                                            Pooling
            Direct                           Direct                                 Loss   Particip.  Losses  Loss Exp.
           & Assum.    Ceded       Net *    & Assum.    Ceded       Net      Loss  Expense Percentage Unpaid    Unpaid
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------ ------- ---------- ------- ----------
 1. 1988.         0          0          0        0.0        0.0        0.0      0       0        0.0       0          0
 2. 1989.         0          0          0        0.0        0.0        0.0      0       0        0.0       0          0
 3. 1990.         0          0          0        0.0        0.0        0.0      0       0        0.0       0          0
 4. 1991.         0          0          0        0.0        0.0        0.0      0       0        0.0       0          0
 5. 1992.         0          0          0        0.0        0.0        0.0      0       0        0.0       0          0
 6. 1993.         0          0          0        0.0        0.0        0.0      0       0        0.0       0          0
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------ ------- ---------- ------- ----------
 7. Total    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X     0       0     X X X X      0          0
- ------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

           ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                    .......................
                                                                (Name)

                             SCHEDULE P - PART 1P - REINSURANCE C

                                            (000 omitted)
- ------------------------------------------------------------------------------------------------------------------------
    1            Premiums Earned                                  Loss and Loss Expense Payments
          -------------------------------- ------------------------------------------------------------------
  Years       2          3          4            Loss Payments    Allocated Loss      9        10       11        12
in Which                                                         Expense Payments                             Number of
Prem Were                                  --------------------- ------------------ Salvag Unallocate  Total    Claims
Earned &    Direct                 Net         5          6          7         8     and      Loss    Net Pd  Reported -
Loss Were    and       Ceded     (2 - 3)     Direct                Direct           Subrog  Expense   (5-6+7  Direct and
Incurred    Assum.                          & Assum.    Ceded     & Assum.   Ceded  Rec'd   Payments  -8+10)    Assum.
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------- ------ ---------- ------- ----------
 1. 1988.         0          0          0          0          0          0       0      0          0       0     X X X X
 2. 1989.         0          0          0          0          0          0       0      0          0       0     X X X X
 3. 1990.         0          0          0          0          0          0       0      0          0       0     X X X X
 4. 1991.         0          0          0          0          0          0       0      0          0       0     X X X X
 5. 1992.         0          0          0          0          0          0       0      0          0       0     X X X X
 6. 1993.         0          0          0          0          0          0       0      0          0       0     X X X X
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------- ------ ---------- ------- ----------
 7. Total   X X X X     X X X X    X X X X         0          0          0       0      0          0       0     X X X X
- ------------------------------------------------------------------------------------------------------------------------

NOTE:  Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ------------------------------------------------------------------------------------------------------------------------------------
                        Losses Unpaid                 Allocated Loss Expenses Unpaid
          ------------------------------------------- ------------------------------------     21       22        23         24
               Case Basis          Bulk + IBNR           Case Basis          Bulk + IBNR                                  Number of
          --------------------- --------------------- --------------------- --------------  Salvage   Unalloc   Total      Claims
              13         14         15         16         17         18       19      20      and      Loss   Net Losses Outstanding
            Direct                Direct                Direct              Direct          Subrog.   Expense & Expense   Direct &
          and Assum.   Ceded    and Assum.   Ceded    and Assum.   Ceded    & Assum Ceded   Anticip.  Unpaid    Unpaid     Assum.
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------- ------ ---------- ------- ---------- -----------
 1. 1988.         0          0          0          0          0          0       0      0          0       0          0     X X X X
 2. 1989.         0          0          0          0          0          0       0      0          0       0          0     X X X X
 3. 1990.         0          0          0          0          0          0       0      0          0       0          0     X X X X
 4. 1991.         0          0          0          0          0          0       0      0          0       0          0     X X X X
 5. 1992.         0          0          0          0          0          0       0      0          0       0          0     X X X X
 6. 1993.         0          0          0          0          0          0       0      0          0       0          0     X X X X
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------- ------ ---------- ------- ---------- -----------
 7. Total         0          0          0          0          0          0       0      0          0       0          0     X X X X
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------
                  Total Losses and         Loss and Loss Exp. Percentage    Disc. for Time            Net B/S Reserves
               Loss Expenses Incurred      (Incurred/Premiums Earned)       Value of Money     33     After Discount
          -------------------------------- -------------------------------- --------------            ------------------
              25         26         27         28         29         30       31      32   Inter-Co.    34        35
                                                                                            Pooling
            Direct                           Direct                                  Loss  Particip.  Losses  Loss Exp.
          and Assum.   Ceded       Net *   and Assum.   Ceded       Net      Loss    Exp.  Percentage Unpaid    Unpaid
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------- ------ ---------- ------- ----------
 1. 1988.         0          0          0        0.0        0.0        0.0       0      0        0.0       0          0
 2. 1989.         0          0          0        0.0        0.0        0.0       0      0        0.0       0          0
 3. 1990.         0          0          0        0.0        0.0        0.0       0      0        0.0       0          0
 4. 1991.         0          0          0        0.0        0.0        0.0       0      0        0.0       0          0
 5. 1992.         0          0          0        0.0        0.0        0.0       0      0        0.0       0          0
 6. 1993.         0          0          0        0.0        0.0        0.0       0      0        0.0       0          0
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------- ------ ---------- ------- ----------
 7. Total    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      0      0     X X X X      0          0
- ------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

                             SCHEDULE P - PART 1Q - REINSURANCE D

                                      (000 omitted)
- ------------------------------------------------------------------------------------------------------------------------
    1            Premiums Earned                                 Loss and Loss Expense Payments
          -------------------------------- ------------------------------------------------------------------
  Years       2          3          4         Loss Payments      Allocated Loss       9        10       11        12
in Which                                                         Expense Payments                             Number of
Prem Were                                  --------------------- ------------------ Salvag Unallocate  Total    Claims
Earned &    Direct                 Net         5          6          7         8     and      Loss    Net Pd  Reported -
Loss Were    and       Ceded     (2 - 3)     Direct                Direct           Subrog  Expense   (5-6+7   Direct &
Incurred    Assum.                         and Assum.   Ceded    and Assum.  Ceded  Rec'd   Payments  -8+10)    Assum.
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------- ------ ---------- ------- ----------
 1. Prior   X X X X    X X X X    X X X X      4,182      2,259         91      34      0          0   1,980     X X X X
 2. 1984.     2,212     (2,809)     5,021        822          0          6       0      0        409   1,237     X X X X
 3. 1985.    13,402     11,545      1,857        247          0         35       0      0         12     294     X X X X
 4. 1986.   (12,711)   (11,557)    (1,154)      (118)         0          7       0      0         (9)   (120)    X X X X
 5. 1987.    10,623     12,020     (1,397)        17          0          0       0      0        (26)     (9)    X X X X
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------- ------ ---------- ------- ----------
 6. Total    X X X X    X X X X    X X X X     5,150      2,259        139      34      0        386   3,382     X X X X
- ------------------------------------------------------------------------------------------------------------------------

NOTE:  For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ------------------------------------------------------------------------------------------------------------------------------------
                             Losses Unpaid            Allocated Loss Expenses Unpaid
          ------------------------------------------- ------------------------------------     21       22        23         24
                   Case Basis           Bulk + IBNR        Case Basis         Bulk + IBNR                                 Number of
          --------------------- --------------------- --------------------- --------------  Salvage   Unalloc   Total      Claims
              13         14         15         16         17         18       19      20      and      Loss   Net Losses Outstanding
            Direct                Direct                Direct              Direct          Subrog.   Expense & Expenses Direct and
          and Assum.   Ceded    and Assum.   Ceded     & Assum.    Ceded    &Assum. Ceded    Antic.   Unpaid    Unpaid     Assum.
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------- ------ ---------- ------- ---------- -----------
 1. Prior    28,239     17,964      3,061      1,084          0          0      56   (209)         0       0     12,517     X X X X
 2. 1984.       362          0          0          0          0          0       0      0          0       0        362     X X X X
 3. 1985.       909          0      1,143          0          0          0      60      0          0       0      2,112     X X X X
 4. 1986.         0          0          0          0          0          0       0      0          0       0          0     X X X X
 5. 1987.         0          0          0          0          0          0       0      0          0       0          0     X X X X
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------- ------ ---------- ------- ---------- -----------
 6. Total    29,510     17,964      4,204      1,084          0          0     116   (209)         0       0     14,991     X X X X
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------
                   Total Losses and        Loss and Loss Exp. Percentage    Disc. for Time            Net B/S Reserves
                Loss Expenses Incurred     (Incurred/Premiums Earned)       Value of Money     33     After Discount
          -------------------------------- -------------------------------- --------------            ------------------
              25         26         27         28         29         30       31      32   Inter-Co.    34        35
                                                                                            Pooling
            Direct                           Direct                                  Loss  Particip.  Losses  Loss Exp.
          and Assum.   Ceded       Net *   and Assum.   Ceded       Net      Loss    Exp.  Percentage Unpaid    Unpaid
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------- ------ ---------- ------- ----------
 1. Prior   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X       0      0        0.0  12,252        265
 2. 1984.     1,599          0      1,599       72.3        0.0       31.8       0      0        0.0     362          0
 3. 1985.     2,406          0      2,406       18.0        0.0      129.6       0      0        0.0   2,052         60
 4. 1986.      (120)         0       (120)       0.9        0.0       10.4       0      0        0.0       0          0
 5. 1987.        (9)         0         (9)      (0.1)       0.0        0.6       0      0        0.0       0          0
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------- ------ ---------- ------- ----------
 6. Total    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      0      0     X X X X 14,666        325
- ------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

            ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                     .......................
                                                             (Name)

              SCHEDULE P - PART 1R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

                                       (000 omitted)
- -----------------------------------------------------------------------------------------------------------------------
                 Premiums Earned                                    Loss and Loss Expense Payments
      1   -------------------------------- ------------------------------------------------------------------    12
    Years     2          3          4           Loss Payments      Allocated Loss      9        10       11
 in Which                                                        Expense Payments                             Number of
Prem Were                                  --------------------- ------------------ Salvage Unallocate Total   Claims
  Earned    Direct                 Net         5          6          7         8      and      Loss    Net Pd Reported
Loss Were    and       Ceded     (2 - 3)     Direct                Direct           Subrog.  Expense   (5-6+7 Direct &
Incurred    Assum.                         and Assum.   Ceded    and Assum.  Ceded   Rec'd   Payments  -8+10)  Assum.
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------- ------- ---------- ------ ---------
 1. Prior   X X X X     X X X X    X X X X       184          0          7       0       0          0    191    X X X X
 2. 1984.     1,072          0      1,072        518          0         40       0       0          0    558         0
 3. 1985.     1,850          0      1,850        163          0          4       0       0          0    167         0
 4. 1986.     3,005          0      3,005        107          0          3       0       0          0    110         0
 5. 1987.     3,244          0      3,244        439          0        (19)      0       0          0    420         0
 6. 1988.     3,453          0      3,453        998          0        (40)      0       0          0    958         0
 7. 1989.     2,682          0      2,682        104          0         (1)      0       0          0    103         0
 8. 1990.     2,419          0      2,419        142          0         (9)      0       0          0    133         0
 9. 1991.     3,136          0      3,136          0          0          0       0       0          0      0         0
10. 1992.     1,920          0      1,920          0          0          0       0       0          0      0         0
11. 1993.     1,951          0      1,951          0          0          0       0       0          0      0         0
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------- ------- ---------- ------ ---------
12. Total   X X X X     X X X X    X X X X     2,655          0        (15)      0       0          0  2,640    X X X X
- -----------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- -----------------------------------------------------------------------------------------------------------------------------------
                         Losses Unpaid                Allocated Loss Expenses Unpaid
          ------------------------------------------- -------------------------------------     21       22      23         24
               Case Basis           Bulk + IBNR             Case Basis      Bulk + IBNR                                  Number of
          --------------------- --------------------- --------------------- ---------------  Salvage   Unall.   Total     Claims
              13         14         15         16         17         18       19      20       and      Loss  Net Loss  Outstanding
            Direct                Direct                Direct              Direct           Subrog.    Exp.  & Expense   Direct
          and Assum.   Ceded    and Assum.   Ceded    and Assum.   Ceded    &Assum.  Ceded    Antic.   Unpaid  Unpaid   and Assum.
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------- ------- ---------- ------ --------- -----------
 1. Prior     3,661      2,086        310          0          0          0      12       0          0     36     1,933           0
 2. 1984.       301          0         10          0          0          0       0       0          0      0       311           0
 3. 1985.        24          0        221          0          0          0       0       0          0      0       245           0
 4. 1986.        25          0        322          0          0          0       0       0          0      0       347           0
 5. 1987.        20          0        638          0          0          0       0       0          0      0       658           0
 6. 1988.       251          0        901          0          0          0       0       0          0      0     1,152           0
 7. 1989.       256          0      1,750          0         30          0       0       0          0      0     2,036           0
 8. 1990.        36          0      1,855          0         35          0       0       0          0      0     1,926           0
 9. 1991.        32          0      2,200          0         50          0       0       0          0      0     2,282           0
10. 1992.        12          0      1,078          0         65          0       0       0          0      0     1,155           0
11. 1993.        16          0      1,248          0         75          0       0       0          0      0     1,339           0
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------- ------- ---------- ------ --------- -----------
12. Total     4,634      2,086     10,533          0        255          0      12       0          0     36    13,384           0
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------
                 Total Losses and          Loss and Loss Exp. Percentage    Disc. for Time             Net B/S Reserves
              Loss Expenses Incurred        (Incurred/Premiums Earned)      Value of Money      33     After Discount
          -------------------------------- -------------------------------- --------------- Inter-Co.  ----------------
              25         26         27         28         29         30       31      32     Pooling     34      35
            Direct                           Direct                                  Loss   Particip.  Losses Loss Exp.
          and Assum.   Ceded       Net *   and Assum.   Ceded       Net      Loss   Expense Percentage Unpaid  Unpaid
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------- ------- ---------- ------ ---------
 1. Prior    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      0       0     X X X X 1,885        48
 2. 1984.       869          0        869       81.1        0.0       81.1       0       0        0.0    311         0
 3. 1985.       412          0        412       22.3        0.0       22.3       0       0        0.0    245         0
 4. 1986.       457          0        457       15.2        0.0       15.2       0       0        0.0    347         0
 5. 1987.     1,078          0      1,078       33.2        0.0       33.2       0       0        0.0    658         0
 6. 1988.     2,110          0      2,110       61.1        0.0       61.1       0       0        0.0  1,152         0
 7. 1989.     2,139          0      2,139       79.8        0.0       79.8       0       0        0.0  2,006        30
 8. 1990.     2,059          0      2,059       85.1        0.0       85.1       0       0        0.0  1,891        35
 9. 1991.     2,282          0      2,282       72.8        0.0       72.8       0       0        0.0  2,232        50
10. 1992.     1,155          0      1,155       60.2        0.0       60.2       0       0        0.0  1,090        65
11. 1993.     1,339          0      1,339       68.6        0.0       68.6       0       0        0.0  1,264        75
- --------- ---------- ---------- ---------- ---------- ---------- ---------- ------- ------- ---------- ------ ---------
12. Total   X X X X    X X X X    X X X X     X X X X    X X X X    X X X X      0       0     X X X X ******      303
- -----------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

                ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                         .......................
                                                               (Name)

             SCHEDULE P - PART 1R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

                                             (000 omitted)
- -----------------------------------------------------------------------------------------------------------------------
                  Premiums Earned                               Loss and Loss Expense Payments
     1    ------------------------------- ------------------------------------------------------------------     12
  Years       2         3          4          Loss Payments     Allocated Loss       9        10       11
in Which                                                      Expense Payments                               Number of
Prem Were                                 ------------------- ------------------- Salvage Unallocate  Total    Claims
Earned &   Direct                 Net         5         6         7         8       and      Loss    Net Pd   Reported
Loss Were    and      Ceded     (2 - 3)    Direct               Direct            Subrog.  Expense   (5-6+7   Direct &
Incurred   Assum.                         and Assum   Ceded   and Assum.  Ceded    Rec'd   Payments  -8+10)    Assum.
- --------- --------- ---------- ---------- --------- --------- ---------- -------- ------- ---------- ------- ----------
 1. Prior   X X X X    X X X X    X X X X        0         0          0        0       0          0       0    X X X X
 2. 1984.        0          0          0         0         0          0        0       0          0       0          0
 3. 1985.        0          0          0         0         0          0        0       0          0       0          0
 4. 1986.        0          0          0         0         0          0        0       0          0       0          0
 5. 1987.        0          0          0         0         0          0        0       0          0       0          0
 6. 1988.        0          0          0         0         0          0        0       0          0       0          0
 7. 1989.        0          0          0         0         0          0        0       0          0       0          0
 8. 1990.        0          0          0         0         0          0        0       0          0       0          0
 9. 1991.        0          0          0         0         0          0        0       0          0       0          0
10. 1992.        0          0          0         0         0          0        0       0          0       0          0
11. 1993.        0          0          0         0         0          0        0       0          0       0          0
- --------- --------- ---------- ---------- --------- --------- ---------- -------- ------- ---------- ------- ----------
12. Total   X X X X    X X X X    X X X X        0         0          0        0       0          0       0    X X X X
- -----------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ----------------------------------------------------------------------------------------------------------------------------------
                         Losses Unpaid              Allocated Loss Expenses Unpaid
          ----------------------------------------- -------------------------------------     21       22        23         24
                Case Basis      Bulk + IBNR             Case Basis        Bulk + IBNR                                   Number of
          -------------------- -------------------- -------------------- ----------------  Salvage   Unall.    Total      Claims
             13         14         15        16        17         18        19      20       and      Loss    Net Loss  Outstand.
           Direct                Direct              Direct               Direct           Subrog.    Exp.   & Expenses   Direct
          & Assum.    Ceded    and Assum.   Ceded   and Assum   Ceded    & Assum.  Ceded    Antic.   Unpaid    Unpaid    & Assum.
- --------- --------- ---------- ---------- --------- --------- ---------- -------- ------- ---------- ------- ---------- ----------
 1. Prior        0          0          0         0         0          0        0       0          0       0          0          0
 2. 1984.        0          0          0         0         0          0        0       0          0       0          0          0
 3. 1985.        0          0          0         0         0          0        0       0          0       0          0          0
 4. 1986.        0          0          0         0         0          0        0       0          0       0          0          0
 5. 1987.        0          0          0         0         0          0        0       0          0       0          0          0
 6. 1988.        0          0          0         0         0          0        0       0          0       0          0          0
 7. 1989.        0          0          0         0         0          0        0       0          0       0          0          0
 8. 1990.        0          0          0         0         0          0        0       0          0       0          0          0
 9. 1991.        0          0          0         0         0          0        0       0          0       0          0          0
10. 1992.        0          0          0         0         0          0        0       0          0       0          0          0
11. 1993.        0          0          0         0         0          0        0       0          0       0          0          0
- --------- --------- ---------- ---------- --------- --------- ---------- -------- ------- ---------- ------- ---------- ----------
12. Total        0          0          0         0         0          0        0       0          0       0          0          0
- ----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------
                      Total Losses and    Loss and Loss Exp. Percentage  Disc. for Time              Net B/S Reserves
                   Loss Expenses Incurred (Incurred/Premiums Earned)     Value of Money       33     After Discount
          ------------------------------- ------------------------------ ---------------- Inter-Co.  ------------------
             25         26         27        28        29         30        31      32     Pooling     34        35
           Direct                          Direct                                  Loss   Particip.  Losses  Loss Exp.
          and Assum   Ceded       Net *   and Assum   Ceded      Net       Loss    Exp.   Percentage Unpaid    Unpaid
- --------- --------- ---------- ---------- --------- --------- ---------- -------- ------- ---------- ------- ----------
 1. Prior    X X X     X X X X    X X X X    X X X     X X X     X X X X       0       0     X X X X      0          0
 2. 1984.        0          0          0       0.0       0.0        0.0        0       0        0.0       0          0
 3. 1985.        0          0          0       0.0       0.0        0.0        0       0        0.0       0          0
 4. 1986.        0          0          0       0.0       0.0        0.0        0       0        0.0       0          0
 5. 1987.        0          0          0       0.0       0.0        0.0        0       0        0.0       0          0
 6. 1988.        0          0          0       0.0       0.0        0.0        0       0        0.0       0          0
 7. 1989.        0          0          0       0.0       0.0        0.0        0       0        0.0       0          0
 8. 1990.        0          0          0       0.0       0.0        0.0        0       0        0.0       0          0
 9. 1991.        0          0          0       0.0       0.0        0.0        0       0        0.0       0          0
10. 1992.        0          0          0       0.0       0.0        0.0        0       0        0.0       0          0
11. 1993.        0          0          0       0.0       0.0        0.0        0       0        0.0       0          0
- --------- --------- ---------- ---------- --------- --------- ---------- -------- ------- ---------- ------- ----------
12. Total   X X X X   X X X X    X X X X     X X X     X X X     X X X X       0       0     X X X X      0          0
- -----------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

                                     ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                                               .......................
                                                                                       (Name)

                                              SCHEDULE P - PART 2A - HOMEOWNERS/FARMOWNERS

- -----------------------------------------------------------------------------------------------------------------------------------
      1               Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)                    Development**
    Years   --------------------------------------------------------------------------------------------------- -------------------
   in Which     2         3         4         5         6         7         8         9        10        11        12        13
    Losses    1984      1985      1986      1987      1988      1989      1990      1991      1992      1993    One Year  Two Year
   Incurred
- -----------------------------------------------------------------------------------------------------------------------------------
 1.  Prior       828 *   3,884     4,686     5,300     5,614     5,428     5,773     5,848     5,856     5,769       (87)      (79)
 2.  1984..    6,966     8,858     9,886    10,389    11,007    10,924    11,154    11,110    11,153    11,227        74       117
 3.  1985..   X X X X    7,166     7,220     7,702     8,192     8,140     8,178     8,056     8,074     8,054       (20)       (2)
 4.  1986..   X X X X   X X X X    6,962     7,081     6,940     7,047     7,105     7,088     7,079     7,088         9         0
 5.  1987..   X X X X   X X X X   X X X X    3,508     2,850     2,881     2,862     2,844     2,890     2,909        19        65
 6.  1988..   X X X X   X X X X   X X X X   X X X X    4,433     2,905     3,188     3,477     3,592     3,604        12       127
 7.  1989..   X X X X   X X X X   X X X X   X X X X   X X X X    1,668     1,868     1,541     1,665     1,675        10       134
 8.  1990..   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X      486     1,236     1,350     1,347        (3)      111
 9.  1991..   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X      681     1,166     1,143       (23)      462
10.  1992..   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    1,614     1,462      (152)    X X X
11.  1993..   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    1,246   X X X X     X X X
- --------------------------------------------------------------------------------------------------------------- --------- ---------
12.  Totals,  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     (161)      935
                                                                                                                -------------------

                                     SCHEDULE P - PART 2B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

- -----------------------------------------------------------------------------------------------------------------------------------
 1.  Prior     2,004 *   1,611     1,960     1,951     2,129     2,173     2,194     2,195     2,196     2,194        (2)       (1)
 2.  1984..    2,507     5,484     6,021     6,277     7,508     7,911     7,754     7,745     7,758     7,753        (5)        8
 3.  1985..   X X X X    6,167     6,484     7,019     6,999     7,226     7,444     7,391     7,392     7,392         0         1
 4.  1986..   X X X X     X X X    1,885     2,548     2,662     2,569     2,567     2,575     2,576     2,575        (1)        0
 5.  1987..   X X X X     X X X   X X X X    2,605     3,311     3,254     3,408     3,389     3,480     3,468       (12)       79
 6.  1988..   X X X X     X X X   X X X X   X X X X    2,128     1,943     2,086     1,921     1,935     1,934        (1)       13
 7.  1989..   X X X X     X X X   X X X X   X X X X   X X X X    1,756     1,209     1,256     1,236     1,251        15        (5)
 8.  1990..   X X X X     X X X   X X X X   X X X X   X X X X   X X X X      569       556       530       506       (24)      (50)
 9.  1991..   X X X X     X X X   X X X X   X X X X   X X X X   X X X X   X X X X    2,438     2,954     2,894       (60)      456
10.  1992..   X X X X     X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   12,770    16,721     3,951     X X X
11.  1993..   X X X X     X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   30,110   X X X X     X X X
- --------------------------------------------------------------------------------------------------------------- --------- ---------
12.  Totals   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    3,861       501
                                                                                                                -------------------

                                     SCHEDULE P - PART 2C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

- -----------------------------------------------------------------------------------------------------------------------------------
 1.  Prior     6,301 *   7,311     7,631     9,037     9,614     9,809     9,774     9,699    10,352    10,976       624     1,277
 2.  1984..    9,923    13,012    15,844    17,972    17,511    17,282    16,781    16,954    16,820    16,963       143         9
 3.  1985..   X X X X   16,308    14,460    15,434    14,707    16,042    15,570    15,452    15,094    14,899      (195)     (553)
 4.  1986..   X X X X     X X X   11,905    10,213    11,630    12,489    10,830    11,480    11,485    11,689       204       209
 5.  1987..   X X X X     X X X   X X X X   12,959    12,453    13,716    13,461    15,207    14,892    15,895     1,003       688
 6.  1988..   X X X X     X X X   X X X X   X X X X    8,255     8,098     8,145     8,577     8,020     8,220       200      (357)
 7.  1989..   X X X X     X X X   X X X X   X X X X   X X X X    3,910     6,753     5,994     6,128     5,566      (562)     (428)
 8.  1990..   X X X X     X X X   X X X X   X X X X   X X X X   X X X X   11,266    10,405    10,364     9,815      (549)     (590)
 9.  1991..   X X X X     X X X   X X X X   X X X X   X X X X   X X X X   X X X X   17,076    21,239    19,827    (1,412)    2,751
10.  1992..   X X X X     X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   23,776    26,640     2,864     X X X
11.  1993..   X X X X     X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   33,804   X X X X     X X X
- --------------------------------------------------------------------------------------------------------------- --------- ---------
12.  Totals   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    2,320     3,006
                                                                                                                -------------------

                                      SCHEDULE P - PART 2D - WORKERS' COMPENSATION

- -----------------------------------------------------------------------------------------------------------------------------------
 1.  Prior    84,736 *  97,622   112,736   100,704   112,293   117,503   121,747   122,873   123,405   123,497        92       624
 2.  1984..   93,826   100,741   136,097   140,718   143,831   146,458   149,210   146,465   147,203   148,571     1,368     2,106
 3.  1985..   X X X X  101,835   105,637   127,512   138,081   142,087   141,783   138,140   139,431   136,236    (3,195)   (1,904)
 4.  1986..   X X X X   X X X X   70,827   112,624   118,934    97,144    97,816    98,991    99,013    98,064      (949)     (927)
 5.  1987..   X X X X   X X X X   X X X X  119,974   137,024   136,259   139,936   139,618   139,610   144,286     4,676     4,668
 6.  1988..   X X X X   X X X X   X X X X   X X X X  180,193   205,121   213,835   218,166   218,235   222,026     3,791     3,860
 7.  1989..   X X X X   X X X X   X X X X   X X X X   X X X X  224,550   226,195   236,425   238,741   234,229    (4,512)   (2,196)
 8.  1990..   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X  201,482   219,670   218,866   219,893     1,027       223
 9.  1991..   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X  217,386   211,663   213,546     1,883    (3,840)
10.  1992..   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X  232,942   226,844    (6,098)     X X X
11.  1993..   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X  204,649    X X X X     X X X
- --------------------------------------------------------------------------------------------------------------- --------- ---------
12.  Totals   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   (1,917)    2,614
                                                                                                                -------------------

                                    SCHEDULE P - PART 2E - COMMERCIAL MULTIPLE PERIL

- -----------------------------------------------------------------------------------------------------------------------------------
 1.  Prior    19,094 *  26,151    33,001    36,650    39,356    42,029    44,221    45,346    45,574    44,618      (956)     (728)
 2.  1984..   40,357    57,046    66,208    69,827    74,360    74,136    76,611    77,643    77,743    78,943     1,200     1,300
 3.  1985..   X X X X   47,368    63,443    72,810    80,893    84,659    85,159    89,282    90,085    90,267       182       985
 4.  1986..   X X X X     X X X   29,320    35,080    41,039    46,683    48,858    52,692    54,858    54,221      (637)    1,529
 5.  1987..   X X X X     X X X   X X X X   17,823    22,371    27,475    28,516    30,673    31,519    32,357       838     1,684
 6.  1988..   X X X X     X X X   X X X X   X X X X    9,656    10,872    12,897    16,108    16,477    18,185     1,708     2,077
 7.  1989..   X X X X     X X X   X X X X   X X X X   X X X X    9,429     8,320     6,965     7,306     7,438       132       473
 8.  1990..   X X X X     X X X   X X X X   X X X X   X X X X   X X X X    3,562     4,855     5,259     5,178       (81)      323
 9.  1991..   X X X X     X X X   X X X X   X X X X   X X X X   X X X X   X X X X    7,061     6,124     5,969      (155)   (1,092)
10.  1992..   X X X X     X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    8,945     8,845      (100)     X X X
11.  1993..   X X X X     X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    9,669    X X X X     X X X
- --------------------------------------------------------------------------------------------------------------- --------- ---------
12.  Totals   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    2,131     6,551
                                                                                                                --------- ---------

 *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
**Current year less first or second prior year, showing (redundant) or adverse.

                                 ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                                           .......................
                                                                                   (Name)

                                SCHEDULE P - PART 2F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE

- -----------------------------------------------------------------------------------------------------------------------------------
      1               Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)                    Development**
    Years   --------------------------------------------------------------------------------------------------- -------------------
   in Which     2         3         4         5         6         7         8         9        10        11        12        13
    Losses    1984      1985      1986      1987      1988      1989      1990      1991      1992      1993    One Year  Two Year
   Incurred
- -----------------------------------------------------------------------------------------------------------------------------------
 1.  Prior        77 *     227       376       518       661       660       651       551       551       526       (25)      (25)
 2.  1984..        1                                                                                                   0         0
 3.  1985..   X X X X                                                                                                  0         0
 4.  1986..   X X X X     X X X                                                                                        0         0
 5.  1987..   X X X X     X X X   X X X X                                                                              0         0
 6.  1988..   X X X X     X X X   X X X X   X X X X        6        35        28                                       0         0
 7.  1989..   X X X X     X X X   X X X X   X X X X   X X X X       15        13                                       0         0
 8.  1990..   X X X X     X X X   X X X X   X X X X   X X X X   X X X X      285       250       325       348        23        98
 9.  1991..   X X X X     X X X   X X X X   X X X X   X X X X   X X X X   X X X X    1,999     1,469     1,074      (395)     (925)
10.  1992..   X X X X     X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    1,548       915      (633)     X X X
11.  1993..   X X X X     X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X      632    X X X X     X X X
- --------------------------------------------------------------------------------------------------------------- --------- ---------
12. Totals.   X X X X     X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   (1,030)     (852)
                                                                                                                -------------------

                       SCHEDULE P - PART 2F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

- -----------------------------------------------------------------------------------------------------------------------------------
 1.  Prior           *                                                                                                 0         0
 2.  1984..                                                                                                            0         0
 3.  1985..   X X X X                                                                                                  0         0
 4.  1986..   X X X X     X X X                                                                                        0         0
 5.  1987..   X X X X     X X X   X X X X                                                                              0         0
 6.  1988..   X X X X     X X X   X X X X   X X X X                                                                    0         0
 7.  1989..   X X X X     X X X   X X X X   X X X X   X X X X                                                          0         0
 8.  1990..   X X X X     X X X   X X X X   X X X X   X X X X   X X X X                                                0         0
 9.  1991..   X X X X     X X X   X X X X   X X X X   X X X X   X X X X   X X X X                                      0         0
10.  1992..   X X X X     X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X                            0      X X X
11.  1993..   X X X X     X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X        9      X X X     X X X
- --------------------------------------------------------------------------------------------------------------- --------- ---------
12. Totals.  X X X X     X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X         0         0

                         SCHEDULE P - PART 2G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT
                                       (ALL PERILS), BOILER AND MACHINERY)

- ----------- -----------------------------------------------------------------------------------------------------------------------
 1.  Prior     1,927 *   2,253     2,228     2,678     3,799     3,981     3,894     3,804     3,880     3,862       (18)       58
 2.  1984..    3,194     3,302     3,585     3,746     4,634     4,504     4,949     4,934     4,994     4,985        (9)       51
 3.  1985..   X X X X    3,898     4,629     5,117     6,443     6,063     5,458     4,706     4,496     4,492        (4)     (214)
 4.  1986..   X X X X     X X X    4,982     5,472     1,723     1,698     1,699     1,671     1,707     1,720        13        49
 5.  1987..   X X X X     X X X   X X X X    1,248       847       809       827       774       774       822        48        48
 6.  1988..   X X X X     X X X   X X X X   X X X X    1,203       983     1,141     1,033     1,032     1,062        30        29
 7.  1989..   X X X X     X X X   X X X X   X X X X   X X X X    1,189     1,010       958       961       971        10        13
 8.  1990..   X X X X     X X X   X X X X   X X X X   X X X X   X X X X      655       513       537       529        (8)       16
 9.  1991..   X X X X     X X X   X X X X   X X X X   X X X X   X X X X   X X X X    2,759     2,622     2,527       (95)     (232)
10.  1992..   X X X X     X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    1,899     2,227       328      X X X
11.  1993..   X X X X     X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    3,503    X X X X     X X X
- --------------------------------------------------------------------------------------------------------------- --------- ---------
12. Totals.   X X X X     X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X      295      (182)


                         SCHEDULE P - PART 2H - SECTION 1 - OTHER LIABILITY - OCCURRENCE

- -----------------------------------------------------------------------------------------------------------------------------------
 1.  Prior     4,379 *   6,152     7,240     9,844    12,613    18,022    19,899    21,797    26,178    27,285     1,107     5,488
 2.  1984..    3,875     3,579     3,017     3,564     3,400     3,164     1,592     4,134     3,631     3,700        69      (434)
 3.  1985..   X X X X    4,597     5,321     2,590     2,004     2,835     2,162     2,170     2,746     2,600      (146)      430
 4.  1986..   X X X X   X X X X    8,506     3,848     6,177     5,682     7,682     6,326     5,445     6,384       939        58
 5.  1987..   X X X X   X X X X   X X X X    8,956     6,787     6,443     6,674     3,050     2,618     2,815       197      (235)
 6.  1988..   X X X X   X X X X   X X X X   X X X X    3,484     2,850     3,570     3,326     3,697     3,753        56       427
 7.  1989..   X X X X   X X X X   X X X X   X X X X   X X X X    5,097     5,157     7,760     6,544     6,088      (456)   (1,672)
 8.  1990..   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    7,648     6,166     5,628     5,251      (377)     (915)
 9.  1991..   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    7,604     6,638     3,627    (3,011)   (3,977)
10.  1992..   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    6,442     5,120    (1,322)     X X X
11.  1993..   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    9,538    X X X X     X X X
- --------------------------------------------------------------------------------------------------------------- --------- ---------
12. Totals.   X X X X     X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   (2,944)     (830)

                         SCHEDULE P - PART 2H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE

- -----------------------------------------------------------------------------------------------------------------------------------
 1.  Prior    16,133 *  21,708    30,451    27,054    26,571    29,884    28,047    28,969    29,288    32,773     3,485     3,804
 2.  1984..   15,571    16,390    16,743    16,297    16,931    18,442    19,576    21,383    22,099    21,288      (811)      (95)
 3.  1985..   X X X X   16,852    20,996    17,268    19,617    19,649    26,621    26,408    29,279    27,530    (1,749)    1,122
 4.  1986..   X X X X   X X X X   40,918    40,500    35,274    29,326    32,426    33,077    36,138    36,089       (49)    3,012
 5.  1987..   X X X X   X X X X   X X X X   45,432    39,003    36,929    35,264    35,774    35,761    35,244      (517)     (530)
 6.  1988..   X X X X   X X X X   X X X X   X X X X   52,991    54,263    52,770    56,498    53,872    52,935      (937)   (3,563)
 7.  1989..   X X X X   X X X X   X X X X   X X X X   X X X X   61,753    54,109    56,531    57,801    63,514     5,713     6,983
 8.  1990..   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   49,097    42,262    43,844    42,276    (1,568)       14
 9.  1991..   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   60,008    61,458    62,413       955     2,405
10.  1992..   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   67,227    67,852       625    X X X X
11.  1993..   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   80,721    X X X X   X X X X
- --------------------------------------------------------------------------------------------------------------- --------- ---------
12. Totals.   X X X X     X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    5,147    13,152
                                                                                                                -------------------

 *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
**Current year less first or second prior year, showing (redundant) or adverse.

                         ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                                 .......................
                                                                         (Name)

                       SCHEDULE P - PART 2I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,

                                          EARTHQUAKE, GLASS, BURGLARY AND THEFT)

- ------------------------------------------------------------------------------------------------------------------------------------
      1               Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)                    Development**
    Years   ---------------------------------------------------------------------------------------------------- -------------------
   in Which     2         3         4         5         6         7         8         9         10        11        12        13
    Losses    1984      1985      1986      1987      1988      1989      1990      1991       1992      1993    One Year  Two Year
     Were
   Incurred
- ----------- ------------------- --------- --------- --------- --------- --------- -------------------- --------- --------- ---------
 1. Prior . X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X      9,504 *    9,801    13,292     3,491     3,788
 2. 1992... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    X X X X     11,328    12,719     1,391    X X X X
 3. 1993... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    X X X X    X X X X    10,246   X X X X    X X X X
- ---------------------------------------------------------------------------------------------------------------- --------- ---------
 4. Totals  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    X X X X    X X X X   X X X X     4,882     3,788
                                                                                                                 -------------------

                                             SCHEDULE P - PART 2J - AUTO PHYSICAL DAMAGE

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior . X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X      1,205 *    1,284     1,463       179       258
 2. 1992... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     X X X X     2,394     2,942       548    X X X X
 3. 1993... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     X X X X   X X X X    13,229   X X X X    X X X X
- ---------------------------------------------------------------------------------------------------------------- --------- ---------
 4. Totals  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     X X X X   X X X X   X X X X       727       258
                                                                                                                 -------------------

                                      SCHEDULE P - PART 2K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior . X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X        600 *      891     1,401       510       801
 2. 1992... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     X X X X     1,972     4,322     2,350   X X X X
 3. 1993... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     X X X X   X X X X     2,114   X X X X   X X X X
- ---------------------------------------------------------------------------------------------------------------- --------- ---------
 4. Totals  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     X X X X   X X X X   X X X X     2,860       801
                                                                                                                 -------------------

                                           SCHEDULE P - PART 2L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior . X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X        969 *    1,113     1,119         6       150
 2. 1992... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X         220       304        84   X X X X
 3. 1993... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     X X X X     1,534   X X X X   X X X X
- ---------------------------------------------------------------------------------------------------------------- --------- ---------
 4. Totals  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     X X X X   X X X X        90       150
                                                                                                                 -------------------

                                                SCHEDULE P - PART 2M - INTERNATIONAL

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior .        0 *       0         0         0         0         0         0         0          0                   0         0
 2. 1992...        0         0         0         0         0         0         0         0          0                   0         0
 3. 1993...   X X X X        0         0         0         0         0         0         0          0                   0         0
 4. 1986...   X X X X  X X X X         0         0         0         0         0         0          0                   0         0
 5. 1987...   X X X X  X X X X   X X X X         0         0         0         0         0          0                   0         0
 6. 1988...   X X X X  X X X X   X X X X   X X X X         0         0         0         0          0                   0         0
 7. 1989...   X X X X  X X X X   X X X X   X X X X   X X X X         0         0         0          0                   0         0
 8. 1990...   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X         0         0          0                   0         0
 9. 1991...   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X         0          0                   0         0
10. 1992...   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0                   0   X X X X
11. 1993...   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    X X X X       174   X X X X   X X X X
- ---------------------------------------------------------------------------------------------------------------- --------- ---------
12. Totals    X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    X X X X   X X X X         0         0
                                                                                                                 -------------------

 *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
**Current year less first or second prior year, showing (redundant) or adverse.

                                           ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                                                     .......................
                                                                                             (Name)

                                                       SCHEDULE P - PART 2N - REINSURANCE A

- -----------------------------------------------------------------------------------------------------------------------------------
      1               Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)                    Development**
    Years   -----------------------------------------------------------------------------------------------------------------------
   in Which     2         3         4         5         6         7         8         9        10        11        12        13
    Losses    1984      1985      1986      1987      1988      1989      1990      1991      1992      1993    One Year  Two Year
     Were
   Incurred
- -----------------------------------------------------------------------------------------------------------------------------------
 1. 1988...   X X X X  X X X X   X X X X   X X X X         0         0         0         0         0         0         0         0
 2. 1989...   X X X X  X X X X   X X X X   X X X X   X X X X         0         0         0         0         0         0         0
 3. 1990...   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X         0         0         0         0         0         0
 4. 1991...   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X         0         0         0         0         0
 5. 1992...   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    X X X X        0         0         0   X X X X
 6. 1993...   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    X X X X  X X X X         0   X X X X   X X X X
- -----------------------------------------------------------------------------------------------------------------------------------
 7. Totals    X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    X X X X  X X X X   X X X X         0         0
                                                                                                                -------------------

                                                       SCHEDULE P - PART 2O - REINSURANCE B

- -----------------------------------------------------------------------------------------------------------------------------------
 1. 1988...   X X X X  X X X X   X X X X   X X X X         0         0         0         0         0         0         0         0
 2. 1989...   X X X X  X X X X   X X X X   X X X X   X X X X         0         0         0         0         0         0         0
 3. 1990...   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X         0         0         0         0         0         0
 4. 1991...   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X         0         0         0         0         0
 5. 1992...   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    X X X X        0         0         0   X X X X
 6. 1993...   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    X X X X  X X X X         0   X X X X   X X X X
- -----------------------------------------------------------------------------------------------------------------------------------
 7. Totals    X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    X X X X  X X X X   X X X X         0         0
                                                                                                                -------------------

                                                       SCHEDULE P - PART 2P - REINSURANCE C

- -----------------------------------------------------------------------------------------------------------------------------------
 1. 1988...   X X X X  X X X X   X X X X   X X X X         0         0         0         0         0         0         0         0
 2. 1989...   X X X X  X X X X   X X X X   X X X X   X X X X         0         0         0         0         0         0         0
 3. 1990...   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X         0         0         0         0         0         0
 4. 1991...   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X         0         0         0         0         0
 5. 1992...   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    X X X X        0         0         0   X X X X
 6. 1993...   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    X X X X  X X X X         0   X X X X   X X X X
- -----------------------------------------------------------------------------------------------------------------------------------
 7. Totals    X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    X X X X  X X X X   X X X X         0         0
                                                                                                                -------------------

                                                       SCHEDULE P - PART 2Q - REINSURANCE D

- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior .    2,773     4,657     3,942    14,553    16,393    24,509    25,645    31,333    32,607    34,644     2,037     3,311
 2. 1984...      649     1,774     1,761     1,371     1,678       989     2,075       929     1,108     1,190        82       261
 3. 1985...   X X X X    3,475     1,956       926       664       124       685       978     2,557     2,395      (162)    1,417
 4. 1986...   X X X X  X X X X     3,480      (104)     (102)     (111)     (111)     (111)     (111)     (111)        0         0
 5. 1987...   X X X X  X X X X   X X X X        46        25        38        18        18        17        18         1         0
- -----------------------------------------------------------------------------------------------------------------------------------
 6. Totals    X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     1,958     4,989
                                                                                                                -------------------

                                          SCHEDULE P - PART 2R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior .      629 *   1,596     1,666     2,130     2,181     2,186     1,931     4,373     6,196     7,195       999     2,822
 2. 1984...      642       624       624       624       741     1,134     1,789       867       568       869       301         2
 3. 1985...   X X X X    1,159     1,159     1,166     1,257     1,251     1,245       332       656       412      (244)       80
 4. 1986...   X X X X  X X X X     1,925     1,943     1,953     1,998     2,008     1,244     1,183       457      (726)     (787)
 5. 1987...   X X X X  X X X X   X X X X     2,297     2,448     2,707     2,658     1,841     1,658     1,068      (590)     (773)
 6. 1988...   X X X X  X X X X   X X X X   X X X X     1,525     1,487     1,469     2,435     2,272     2,121      (151)     (314)
 7. 1989...   X X X X  X X X X   X X X X   X X X X   X X X X     1,384     1,391     2,001     1,861     2,139       278       138
 8. 1990...   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X     1,523     1,720     2,034     2,059        25       339
 9. 1991...   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     2,944     2,431     2,282      (149)     (662)
10. 1992...   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     1,505     1,155      (350)  X X X X
11. 1993...   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     1,339   X X X X   X X X X
- -----------------------------------------------------------------------------------------------------------------------------------
12. Totals    X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X      (607)      845
                                                                                                                -------------------

                                           SCHEDULE P - PART 2R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior .        0 *       0         0         0         0         0         0         0         0         0         0         0
 2. 1984...        0         0         0         0         0         0         0         0         0         0         0         0
 3. 1985...   X X X X        0         0         0         0         0         0         0         0         0         0         0
 4. 1986...   X X X X  X X X X         0         0         0         0         0         0         0         0         0         0
 5. 1987...   X X X X  X X X X   X X X X         0         0         0         0         0         0         0         0         0
 6. 1988...   X X X X  X X X X   X X X X   X X X X         0         0         0         0         0         0         0         0
 7. 1989...   X X X X  X X X X   X X X X   X X X X   X X X X         0         0         0         0         0         0         0
 8. 1990...   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X         0         0         0         0         0         0
 9. 1991...   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X         0         0         0         0         0
10. 1992...   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X         0         0         0   X X X X
11. 1993...   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X         0   X X X X   X X X X
- -----------------------------------------------------------------------------------------------------------------------------------
12. Totals    X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X         0         0
                                                                                                                -------------------

 *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
**Current year less first or second prior year, showing (redundant) or adverse.

                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                             .......................
                                                                    (Name)

                         SCHEDULE P - PART 3A - HOMEOWNERS/FARMOWNERS

- ------------------------------------------------------------------------------------------------------------------------------------
       1               Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)                      12        13
     Years   --------------------------------------------------------------------------------------------------- Number of Number of
   in Which                                                                                                       Claims    Claims
    Losses       2         3         4         5         6         7         8         9        10        11      Closed    Closed
     Were      1984      1985      1986      1987      1988      1989      1990      1991      1992      1993    With Loss W/O Loss
   Incurred                                                                                                       Payment   Payment
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
 1.  Prior .     000      1,882     3,492     4,593     4,899     5,179     5,224     5,356     5,509     5,526         0         0
 2.  1984...    5,399     7,879     8,915     9,649    10,162    10,679    10,873    10,977    11,040    11,054         0         0
 3.  1985... X X X X      4,111     6,561     7,348     7,791     7,953     7,960     7,984     8,015     8,014         0         0
 4.  1986... X X X X   X X X X      4,938     6,347     6,735     6,862     6,930     7,057     7,064     7,079         0         0
 5.  1987... X X X X   X X X X   X X X X      1,791     2,550     2,784     2,750     2,811     2,857     2,856         0         0
 6.  1988... X X X X   X X X X   X X X X   X X X X      1,748     2,675     2,987     3,401     3,547     3,546         0         0
 7.  1989... X X X X   X X X X   X X X X   X X X X   X X X X        834     1,285     1,359     1,542     1,542         0         0
 8.  1990... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X        134       722     1,023     1,023         0         0
 9.  1991... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X        118       556       556         6         0
10   1992... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X        499       500         3         0
11.  1993... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          6         3         0
- ------------------------------------------------------------------------------------------------------------------------------------


               SCHEDULE P - PART 3B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

- ------------------------------------------------------------------------------------------------------------------------------------
 1.  Prior .     000        753     1,498     1,761     1,886     2,071     2,163     2,160     2,181     2,180         0         0
 2.  1984...    1,108     4,019     5,273     5,789     7,262     7,525     7,715     7,720     7,722     7,719         0         0
 3.  1985... X X X X      2,625     5,622     6,482     6,836     7,173     7,387     7,391     7,392     7,392         0         0
 4.  1986... X X X X   X X X X        802     1,777     2,088     2,427     2,549     2,575     2,576     2,575         0         0
 5.  1987... X X X X   X X X X   X X X X      1,321     2,537     2,907     3,093     3,263     3,432     3,468         0         0
 6.  1988... X X X X   X X X X   X X X X   X X X X        755     1,631     1,826     1,864     1,904     1,905         0         0
 7.  1989... X X X X   X X X X   X X X X   X X X X   X X X X        420     1,003     1,213     1,236     1,251         0         0
 8.  1990... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X        156       430       504       500         0         0
 9.  1991... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X        582     2,562     2,786       850         0
10   1992... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X      6,084    14,855     4,845         0
11.  1993... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     17,356     6,631         0
- ------------------------------------------------------------------------------------------------------------------------------------

                SCHEDULE P - PART 3C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

- ------------------------------------------------------------------------------------------------------------------------------------
 1.  Prior .     000      3,096     4,821     6,383     8,007     8,214     9,000     9,225     9,524     9,649         0         0
 2.  1984...    1,652     6,834    10,890    13,192    14,637    16,084    16,245    16,441    16,547    16,635     5,152         0
 3.  1985... X X X X      3,809     7,843    10,469    12,578    12,750    13,620    13,878    14,375    14,489     5,554         0
 4.  1986... X X X X   X X X X      2,342     4,827     7,368     7,347     9,495    10,098    10,367    10,614     2,474         0
 5.  1987... X X X X   X X X X   X X X X      3,497     6,938     9,327    11,662    13,086    13,682    14,836     2,874         0
 6.  1988... X X X X   X X X X   X X X X   X X X X      1,656     3,117     5,612     6,776     7,465     7,506     1,486         0
 7.  1989... X X X X   X X X X   X X X X   X X X X   X X X X        576     2,644     3,487     4,114     4,383       447         0
 8.  1990... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X        792     3,944     5,637     7,153       714         0
 9.  1991... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X      3,283     8,874    12,803     2,106         0
10   1992... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X      4,295    14,353     2,781         0
11.  1993... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X      7,201     2,205         0
- ------------------------------------------------------------------------------------------------------------------------------------


                         SCHEDULE P - PART 3D - WORKERS' COMPENSATION

- ------------------------------------------------------------------------------------------------------------------------------------
 1.  Prior .     000     45,925    73,953    92,944    95,212   101,277   102,679   104,770   105,761   108,350         0         0
 2.  1984...   38,712    90,670   122,341   139,703   140,407   143,554   147,410   143,484   144,637   144,211    19,733         0
 3.  1985... X X X X     41,334    88,519   119,401   137,446   140,942   141,040   135,279   135,559   135,368    17,674         0
 4.  1986... X X X X   X X X X     30,556    68,334    83,636    93,589    97,103    97,926    96,314    96,220    13,420         0
 5.  1987... X X X X   X X X X   X X X X     32,624    70,123    95,611   114,104   121,922   127,674   131,448    15,081         0
 6.  1988... X X X X   X X X X   X X X X   X X X X     53,151   118,946   161,575   184,918   197,848   204,829    20,328         0
 7.  1989... X X X X   X X X X   X X X X   X X X X   X X X X     62,057   143,365   186,970   207,906   212,234    22,810         0
 8.  1990... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     58,678   126,769   168,388   189,687    19,736         0
 9.  1991... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     48,676   110,824   143,624    16,276         0
10   1992... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     59,731   123,011    14,038         0
11.  1993... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     50,797     7,519         0
- ------------------------------------------------------------------------------------------------------------------------------------


                       SCHEDULE P - PART 3E - COMMERCIAL MULTIPLE PERIL

- ------------------------------------------------------------------------------------------------------------------------------------
 1.  Prior .     000     12,777    20,905    28,865    34,497    39,634    41,846    42,402    42,892    43,213         0         0
 2.  1984...   23,322    42,484    53,469    60,674    66,172    70,591    73,468    75,295    76,512    77,629    20,955         0
 3.  1985... X X X X     26,495    47,826    58,869    69,947    77,557    82,105    86,897    88,651    89,566    19,477         0
 4.  1986... X X X X   X X X X     14,836    25,156    31,136    39,188    45,036    49,723    51,510    52,594     7,637         0
 5.  1987... X X X X   X X X X   X X X X      7,012    15,075    20,302    23,812    28,111    30,236    31,429     3,615         0
 6.  1988... X X X X   X X X X   X X X X   X X X X     11,106     7,427    10,169    12,740    14,217    16,240     1,778         0
 7.  1989... X X X X   X X X X   X X X X   X X X X   X X X X      2,842     5,374     6,358     6,894     7,047       647         0
 8.  1990... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X        974     2,956     4,068     4,460       147         0
 9.  1991... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X      2,085     3,340     3,926       133         0
10   1992... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X      3,643     6,820       222         0
11.  1993... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X      3,413       163         0
- ------------------------------------------------------------------------------------------------------------------------------------

Note: Net of salvage and subrogation received.

                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                            .......................
                                                                    (Name)

             SCHEDULE P - PART 3F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE

- ------------------------------------------------------------------------------------------------------------------------------------
      1                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)                      12        13
     Years   --------------------------------------------------------------------------------------------------- Number of Number of
   in Which                                                                                                       Claims    Claims
    Losses       2         3         4         5         6         7         8         9        10        11      Closed    Closed
     Were      1984      1985      1986      1987      1988      1989      1990      1991      1992      1993    With Loss W/O Loss
   Incurred                                                                                                       Payment   Payment
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
 1. Prior ..    000         107       155       325       525       525       525       525       525       525         0         0
 2. 1984....        0         0         0         0         0         0         0         0         0         0         0         0
 3. 1985....        0         0         0         0         0         0         0         0         0         0         0         0
 4. 1986....  X X X X  X X X X          0         0         0         0         0         0         0         0         0         0
 5. 1987....  X X X X  X X X X   X X X X          0         0         0         0         0         0         0         0         0
 6. 1988....  X X X X  X X X X   X X X X   X X X X          0         0         0         0         0         0         0         0
 7. 1989....  X X X X  X X X X   X X X X   X X X X   X X X X          0         0         0         0         0         0         0
 8. 1990....  X X X X  X X X X   X X X X   X X X X   X X X X   X X X X          0         0         0         0         0         0
 9. 1991....  X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          2        13        13         6         0
10. 1992....  X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0        80         4         0
11. 1993....  X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0         0         0
- ------------------------------------------------------------------------------------------------------------------------------------


             SCHEDULE P - PART 3F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior ..    000
 2. 1984....        0         0         0         0         0         0         0         0         0         0         0         0
 3. 1985....        0         0         0         0         0         0         0         0         0         0         0         0
 4. 1986....  X X X X  X X X X          0         0         0         0         0         0         0         0         0         0
 5. 1987....  X X X X  X X X X   X X X X          0         0         0         0         0         0         0         0         0
 6. 1988....  X X X X  X X X X   X X X X   X X X X          0         0         0         0         0         0         0         0
 7. 1989....  X X X X  X X X X   X X X X   X X X X   X X X X          0         0         0         0         0         0         0
 8. 1990....  X X X X  X X X X   X X X X   X X X X   X X X X   X X X X          0         0         0         0         0         0
 9. 1991....  X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0         0         0         0         0
10. 1992....  X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0         0         0         0
11. 1993....  X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0         0         0
- ------------------------------------------------------------------------------------------------------------------------------------

               SCHEDULE P - PART 3G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT
                             (ALL PERILS), BOILER AND MACHINERY)

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior ..    000         135     1,225     2,231     3,262     3,467     3,505     3,714     3,726     3,784  X X X X   X X X X
 2. 1984....      733     1,131     2,344     2,876     2,973     3,272     3,999     4,911     4,975     4,975  X X X X   X X X X
 3. 1985....              2,436     3,289     4,015     4,124     4,280     4,306     3,229     3,258     3,258  X X X X   X X X X
 4. 1986....  X X X X  X X X X        310     1,583     1,638     1,643     1,661     1,666     1,669     1,668  X X X X   X X X X
 5. 1987....  X X X X  X X X X   X X X X        347       708       719       761       768       769       769  X X X X   X X X X
 6. 1988....  X X X X  X X X X   X X X X   X X X X        363       789     1,006     1,018     1,024     1,024  X X X X   X X X X
 7. 1989....  X X X X  X X X X   X X X X   X X X X   X X X X        356       838       912       936       937  X X X X   X X X X
 8. 1990....  X X X X  X X X X   X X X X   X X X X   X X X X   X X X X        217       420       469       479  X X X X   X X X X
 9. 1991....  X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X      1,331     2,363     2,378  X X X X   X X X X
10. 1992....  X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X        917     1,925  X X X X   X X X X
11. 1993....  X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X      2,028  X X X X   X X X X
- ------------------------------------------------------------------------------------------------------------------------------------

               SCHEDULE P - PART 3H - SECTION 1 - OTHER LIABILITY - OCCURRENCE

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior ..    000       1,052    (1,170)    6,091     8,662    11,250    12,932    14,337    17,539    20,191         0         0
 2. 1984....      (10)      878     1,255     2,358     2,691     2,825     3,044     3,254     3,415     3,473        59         0
 3. 1985....  X X X X       306       355       792     1,504     1,700     1,595     1,687     2,213     2,329        70         0
 4. 1986....  X X X X  X X X X        302     1,297     2,350     2,989     3,741     4,081     3,666     4,096        53         0
 5. 1987....  X X X X  X X X X   X X X X         88       679       919     1,403     1,963     2,128     2,289        53         0
 6. 1988....  X X X X  X X X X   X X X X   X X X X        317       948     1,532     2,180     2,806     3,210        37         0
 7. 1989....  X X X X  X X X X   X X X X   X X X X   X X X X      1,388     4,113     4,846     4,975     5,571        19         0
 8. 1990....  X X X X  X X X X   X X X X   X X X X   X X X X   X X X X      1,384     2,678     3,564     3,733         2         0
 9. 1991....  X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X        131       982     1,281         6         0
10. 1992....  X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X      1,008     2,323        26         0
11. 1993....  X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X        499        22         0
- ------------------------------------------------------------------------------------------------------------------------------------

               SCHEDULE P - PART 3H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior ..    000       7,857    21,672    23,230    19,258    24,444    25,263    27,586    28,856    32,088         0         0
 2. 1984....    1,098     3,799     7,613    10,464    13,833    16,444    18,252    20,395    20,658    20,782       786         0
 3. 1985....              1,499     7,220    11,259    18,023    19,060    26,677    25,431    26,315    25,292       815         0
 4. 1986....  X X X X  X X X X      4,486     8,823    16,216    23,468    28,472    31,428    33,704    34,337       791         0
 5. 1987....  X X X X  X X X X   X X X X      1,491     6,755    19,807    28,780    30,270    30,975    29,738       723         0
 6. 1988....  X X X X  X X X X   X X X X   X X X X      1,317    10,546    27,247    37,447    42,797    45,385       742         0
 7. 1989....  X X X X  X X X X   X X X X   X X X X   X X X X      1,267    13,741    34,282    42,400    51,648       764         0
 8. 1990....  X X X X  X X X X   X X X X   X X X X   X X X X   X X X X      1,895    17,552    27,240    26,937       661         0
 9. 1991....  X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X      3,423    15,077    23,601       527         0
10. 1992....  X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X      2,997    16,462       349         0
11. 1993....  X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X      3,404        58         0
- ------------------------------------------------------------------------------------------------------------------------------------

Note: Net of salvage and subrogation received.

                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                            .......................
                                                                    (Name)

         SCHEDULE P - PART 3I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                            EARTHQUAKE, GLASS, BURGLARY AND THEFT)

- ------------------------------------------------------------------------------------------------------------------------------------
       1               Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)                      12        13
     Years   --------------------------------------------------------------------------------------------------- Number of Number of
   in Which                                                                                                       Claims    Claims
    Losses       2         3         4         5         6         7         8         9        10        11      Closed    Closed
     Were      1984      1985      1986      1987      1988      1989      1990      1991      1992      1993    With Loss W/O Loss
   Incurred                                                                                                       Payment   Payment
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
 1. Prior .. X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X       000      5,334    10,660  X X X X   X X X X
 2. 1992.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X      5,147    10,056  X X X X   X X X X
 3. 1993.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X      7,130  X X X X   X X X X
- ------------------------------------------------------------------------------------------------------------------------------------


                         SCHEDULE P - PART 3J - AUTO PHYSICAL DAMAGE

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior .. X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X       000        489       848    31,353         0
 2. 1992.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X      1,709     2,378     3,517         0
 3. 1993.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     10,661     4,397         0
- ------------------------------------------------------------------------------------------------------------------------------------


        SCHEDULE P - PART 3K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior .. X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X       000        474     1,015  X X X X   X X X X
 2. 1992.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X        624     3,092  X X X X   X X X X
 3. 1993.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X        583  X X X X   X X X X
- ------------------------------------------------------------------------------------------------------------------------------------


             SCHEDULE P - PART 3L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior .. X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X       000      1,071     1,089  X X X X   X X X X
 2. 1992.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X        124       246  X X X X   X X X X
 3. 1993.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X        207  X X X X   X X X X
- ------------------------------------------------------------------------------------------------------------------------------------


                             SCHEDULE P - PART 3M - INTERNATIONAL

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior ..     000                                                                                             X X X X   X X X X
 2. 1984....        0         0         0         0         0         0         0         0         0         0  X X X X   X X X X
 3. 1985.... X X X X          0         0         0         0         0         0         0         0         0  X X X X   X X X X
 4. 1986.... X X X X   X X X X          0         0         0         0         0         0         0         0  X X X X   X X X X
 5. 1987.... X X X X   X X X X   X X X X          0         0         0         0         0         0         0  X X X X   X X X X
 6. 1988.... X X X X   X X X X   X X X X   X X X X          0         0         0         0         0         0  X X X X   X X X X
 7. 1989.... X X X X   X X X X   X X X X   X X X X   X X X X          0         0         0         0         0  X X X X   X X X X
 8. 1990.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0         0         0         0  X X X X   X X X X
 9. 1991.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0         0         0  X X X X   X X X X
10. 1992.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0         0  X X X X   X X X X
11. 1993.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X         62  X X X X   X X X X
- ------------------------------------------------------------------------------------------------------------------------------------

Note: Net of salvage and subrogation received.

                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                            .......................
                                                                    (Name)

                             SCHEDULE P - PART 3N - REINSURANCE A

- ------------------------------------------------------------------------------------------------------------------------------------
       1               Cumulative Paid Losses and Allocated Expenses at Year End (000 Omitted)                      12        13
     Years   --------------------------------------------------------------------------------------------------- Number of Number of
   in Which                                                                                                       Claims    Claims
    Losses       2         3         4         5         6         7         8         9        10        11      Closed    Closed
     Were      1984      1985      1986      1987      1988      1989      1990      1991      1992      1993    With Loss W/O Loss
   Incurred                                                                                                       Payment   Payment
- ------------ --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
 1. 1988.... X X X X   X X X X   X X X X   X X X X          0         0         0         0         0         0  X X X X   X X X X
 2. 1989.... X X X X   X X X X   X X X X   X X X X   X X X X          0         0         0         0         0  X X X X   X X X X
 3. 1990.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0         0         0         0  X X X X   X X X X
 4. 1991.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0         0         0  X X X X   X X X X
 5. 1992.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0         0  X X X X   X X X X
 6. 1993.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0  X X X X   X X X X
- ------------------------------------------------------------------------------------------------------------------------------------


                             SCHEDULE P - PART 3O - REINSURANCE B

- ------------------------------------------------------------------------------------------------------------------------------------
 1. 1988.... X X X X   X X X X   X X X X   X X X X          0         0         0         0         0         0  X X X X   X X X X
 2. 1989.... X X X X   X X X X   X X X X   X X X X   X X X X          0         0         0         0         0  X X X X   X X X X
 3. 1990.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0         0         0         0  X X X X   X X X X
 4. 1991.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0         0         0  X X X X   X X X X
 5. 1992.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0         0  X X X X   X X X X
 6. 1993.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0  X X X X   X X X X
- ------------------------------------------------------------------------------------------------------------------------------------


                             SCHEDULE P - PART 3P - REINSURANCE C

- ------------------------------------------------------------------------------------------------------------------------------------
 1. 1988.... X X X X   X X X X   X X X X   X X X X          0         0         0         0         0         0  X X X X   X X X X
 2. 1989.... X X X X   X X X X   X X X X   X X X X   X X X X          0         0         0         0         0  X X X X   X X X X
 3. 1990.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0         0         0         0  X X X X   X X X X
 4. 1991.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0         0         0  X X X X   X X X X
 5. 1992.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0         0  X X X X   X X X X
 6. 1993.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0  X X X X   X X X X
- ------------------------------------------------------------------------------------------------------------------------------------

                             SCHEDULE P - PART 3Q - REINSURANCE D

- ------------------------------------------------------------------------------------------------------------------------------------
 1.   Prior      000      1,162     1,518     2,178     4,807     9,457    12,677    17,194    20,147    22,127  X X X X   X X X X
 2. 1984....      477       856       883       423       499       650       650       650       828       828  X X X X   X X X X
 3. 1985.... X X X X        901       801       (46)       34        84        84        84        84       282  X X X X   X X X X
 4. 1986.... X X X X   X X X X       (115)     (111)     (111)     (111)     (111)     (111)     (111)     (111) X X X X   X X X X
 5. 1987.... X X X X   X X X X   X X X X         18        18        18        18        18        17        17  X X X X   X X X X
- ------------------------------------------------------------------------------------------------------------------------------------


              SCHEDULE P - PART 3R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior ..     000        342       737     1,117     1,487     1,541     1,607     2,059     3,068     5,276         0         0
 2. 1984....                  1       101       129       292       442       442       227       555       558         0         0
 3. 1985.... X X X X          7         7         7       103       130       131       154       167       167         0         0
 4. 1986.... X X X X   X X X X          0         1        56        60        67       105       111       110         0         0
 5. 1987.... X X X X   X X X X   X X X X          0        11       311       323       411       420       420         0         0
 6. 1988.... X X X X   X X X X   X X X X   X X X X         37        76       580       761       956       959         0         0
 7. 1989.... X X X X   X X X X   X X X X   X X X X   X X X X          0         0       100       103       103         0         0
 8. 1990.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0         2       433       133         0         0
 9. 1991.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0         0         0         0         0
10. 1992.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0         0         0         0
11. 1993.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0         0         0
- ------------------------------------------------------------------------------------------------------------------------------------


             SCHEDULE P - PART 3R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior ..     000          0         0         0         0         0         0         0         0         0         0         0
 2. 1984....        0         0         0         0         0         0         0         0         0         0         0         0
 3. 1985.... X X X X          0         0         0         0         0         0         0         0         0         0         0
 4. 1986.... X X X X   X X X X          0         0         0         0         0         0         0         0         0         0
 5. 1987.... X X X X   X X X X   X X X X          0         0         0         0         0         0         0         0         0
 6. 1988.... X X X X   X X X X   X X X X   X X X X          0         0         0         0         0         0         0         0
 7. 1989.... X X X X   X X X X   X X X X   X X X X   X X X X          0         0         0         0         0         0         0
 8. 1990.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0         0         0         0         0         0
 9. 1991.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0         0         0         0         0
10. 1992.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0         0         0         0
11. 1993.... X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X          0         0         0
- ------------------------------------------------------------------------------------------------------------------------------------

Note: Net of salvage and subrogation received.

                        ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                                  .......................
                                                                         (Name)

                         SCHEDULE P - PART 4A - HOMEOWNERS/FARMOWNERS

- --------------------------------------------------------------------------------------------------------------------------------
          1         BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
        Years      -------------------------------------------------------------------------------------------------------------
      in Which
       Losses          2          3          4          5          6          7          8          9          10         11
        Were          1984       1985       1986       1987       1988       1989       1990       1991       1992       1993
      Incurred
- ------------------ ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
 1.     Prior ....       132        142         70         40         14          6         25         52         14          6
 2.     1984......     1,356         80        150         37          7         20          5          0          0         40
 3.     1985......  X X X X       1,217        244        138         26         23         21          2          6          6
 4.     1986......  X X X X    X X X X       1,114        302         23         32         24          6          2          1
 5.     1987......  X X X X    X X X X    X X X X       1,134         26         31          0          1          2         22
 6.     1988......  X X X X    X X X X    X X X X    X X X X         298         80         23          1          0         20
 7.     1989......  X X X X    X X X X    X X X X    X X X X    X X X X         444         59         56          0         30
 8.     1990......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X         140        146         63         50
 9.     1991......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X         364        157         50
10.     1992......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X         507        175
11.     1993......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X         182
- --------------------------------------------------------------------------------------------------------------------------------


               SCHEDULE P - PART 4B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

- --------------------------------------------------------------------------------------------------------------------------------
 1.     Prior ....        62        109         42         14          8          9          3          3          2          2
 2.     1984......       132        168         81         58         36         22          4          5          6          4
 3.     1985......  X X X X       1,626         84         86         26          5          0          0          0          0
 4.     1986......  X X X X    X X X X         116         88         37         13          2          0          0          0
 5.     1987......  X X X X    X X X X    X X X X          99         75         32         34         17          8          0
 6.     1988......  X X X X    X X X X    X X X X    X X X X         631         29         12          8          5          3
 7.     1989......  X X X X    X X X X    X X X X    X X X X    X X X X         850         22          6          0          0
 8.     1990......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X         223         17          4          1
 9.     1991......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X         760        231         12
10.     1992......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X       2,504        813
11.     1993......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X       4,353
- --------------------------------------------------------------------------------------------------------------------------------

                SCHEDULE P - PART 4C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

- --------------------------------------------------------------------------------------------------------------------------------
 1.     Prior ....     1,459        798        523         84         51         44         19         71         44         99
 2.     1984......     4,209      1,113        923        627        222        (11)        27         37         36         29
 3.     1985......  X X X X       5,358      2,188      1,349        202      1,140        459        572         18         40
 4.     1986......  X X X X    X X X X       6,670      2,809      2,622      2,587        247        107        503        401
 5.     1987......  X X X X    X X X X    X X X X       5,545      1,516      1,333        103      1,138        325         74
 6.     1988......  X X X X    X X X X    X X X X    X X X X       3,888      1,304        913      1,099         73         57
 7.     1989......  X X X X    X X X X    X X X X    X X X X    X X X X       2,094      2,288      1,526      1,207        346
 8.     1990......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X       6,946      3,444      1,866        367
 9.     1991......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X       7,071      4,585      1,357
10.     1992......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      10,310      3,064
11.     1993......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      12,472
- --------------------------------------------------------------------------------------------------------------------------------


                         SCHEDULE P - PART 4D - WORKERS' COMPENSATION

- --------------------------------------------------------------------------------------------------------------------------------
 1.     Prior ....    10,957      7,650      4,601      3,187      6,315      3,251      3,620      3,453      1,259      2,361
 2.     1984......    36,846     10,693      1,756      1,114      2,612      2,242        727      1,192        480        457
 3.     1985......  X X X X      18,111      3,712      2,487      4,544       (566)     2,836      1,935        717     (1,064)
 4.     1986......  X X X X    X X X X      25,087      3,798      5,096      1,358        689      1,032        922        872
 5.     1987......  X X X X    X X X X    X X X X      28,764     10,144      3,468      1,252      2,208      1,578      1,724
 6.     1988......  X X X X    X X X X    X X X X    X X X X      32,191      7,692      2,819      2,546      1,919      3,379
 7.     1989......  X X X X    X X X X    X X X X    X X X X    X X X X      55,382      4,759      7,851      3,756      1,642
 8.     1990......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      43,475     24,020      7,649      3,304
 9.     1991......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      85,198     39,130     29,220
10.     1992......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      76,183     40,720
11.     1993......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      65,523
- --------------------------------------------------------------------------------------------------------------------------------


                       SCHEDULE P - PART 4E - COMMERCIAL MULTIPLE PERIL

- --------------------------------------------------------------------------------------------------------------------------------
 1.     Prior ....     1,236      1,194        921        402        227         39        112        731        570        471
 2.     1984......     3,195      1,280      1,259        183        465         92        103        650        308        335
 3.     1985......  X X X X       3,425      1,491        818        647        144          7        714        425        308
 4.     1986......  X X X X    X X X X       4,508      1,186        613        158         73        962      1,050        560
 5.     1987......  X X X X    X X X X    X X X X       3,360        506      1,722         59      1,053        454        324
 6.     1988......  X X X X    X X X X    X X X X    X X X X       2,786        917        111      1,656      1,457      1,317
 7.     1989......  X X X X    X X X X    X X X X    X X X X    X X X X       4,306      1,128        199         43        137
 8.     1990......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X         937        509        319        158
 9.     1991......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X       3,862      1,397        495
10.     1992......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X       3,203        350
11.     1993......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X       2,735
- --------------------------------------------------------------------------------------------------------------------------------

                      ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                                .......................
                                                                        (Name)

             SCHEDULE P - PART 4F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE

- --------------------------------------------------------------------------------------------------------------------------------
          1        BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
        Years      -------------------------------------------------------------------------------------------------------------
      in Which
       Losses          2          3          4          5          6          7          8          9          10         11
        Were          1984       1985       1986       1987       1988       1989       1990       1991       1992       1993
      Incurred
- ------------------ ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
 1.     Prior ....        18         19         20         20          0          0          0          0          0          0
 2.     1984......         2          0          0          0          0          0          0          0          0          0
 3.     1985......  X X X X           0          0          0          0          0          0          0          0          0
 4.     1986......  X X X X    X X X X           0          0          0          0          0          0          0          0
 5.     1987......  X X X X    X X X X    X X X X           0          0          0          0          0          0          0
 6.     1988......  X X X X    X X X X    X X X X    X X X X           6         35          3          0          0          0
 7.     1989......  X X X X    X X X X    X X X X    X X X X    X X X X          15         13          0          0          0
 8.     1990......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X         285        250        325        133
 9.     1991......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X       1,849      1,125        542
10      1992......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X       1,548        610
11.     1993......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X         491
- --------------------------------------------------------------------------------------------------------------------------------


             SCHEDULE P - PART 4F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

- --------------------------------------------------------------------------------------------------------------------------------
 1.     Prior ....         0          0          0          0          0          0          0          0          0          0
 2.     1984......         0          0          0          0          0          0          0          0          0          0
 3.     1985......  X X X X           0          0          0          0          0          0          0          0          0
 4.     1986......  X X X X    X X X X           0          0          0          0          0          0          0          0
 5.     1987......  X X X X    X X X X    X X X X           0          0          0          0          0          0          0
 6.     1988......  X X X X    X X X X    X X X X    X X X X           0          0          0          0          0          0
 7.     1989......  X X X X    X X X X    X X X X    X X X X    X X X X           0          0          0          0          0
 8.     1990......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X           0          0          0          0
 9.     1991......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X           0          0          0
10      1992......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X           0          0
11.     1993......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X           0
- --------------------------------------------------------------------------------------------------------------------------------

               SCHEDULE P - PART 4G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT
                             (ALL PERILS), BOILER AND MACHINERY)

- --------------------------------------------------------------------------------------------------------------------------------
 1.     Prior ....       168        239        102         63         25          0          1         12         49         11
 2.     1984......       638        318        127        183        101          0          0          3          2          1
 3.     1985......  X X X X         537        216         90        140          0          0          2          1          0
 4.     1986......  X X X X    X X X X       1,448        282         23          0          0          1          0          0
 5.     1987......  X X X X    X X X X    X X X X         395         20          0          0          1          1         37
 6.     1988......  X X X X    X X X X    X X X X    X X X X         408          0         29          4          1          0
 7.     1989......  X X X X    X X X X    X X X X    X X X X    X X X X         305         14         13          6          1
 8.     1990......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X         194         24         14          3
 9.     1991......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X         246         63         23
10      1992......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X         221         48
11.     1993......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X         357
- --------------------------------------------------------------------------------------------------------------------------------


               SCHEDULE P - PART 4H - SECTION 1 - OTHER LIABILITY - OCCURRENCE

- --------------------------------------------------------------------------------------------------------------------------------
 1.     Prior ....     1,067        621        383          6          1         55          0      1,012      2,980      2,611
 2.     1984......     3,378      1,136        310        510         94          0          0         34         22         21
 3.     1985......  X X X X       3,503      2,549        912         64        191     (1,082)        23         43        175
 4.     1986......  X X X X    X X X X       8,096      1,846      3,279      1,189      3,501      1,233        494        743
 5.     1987......  X X X X    X X X X    X X X X       7,984      5,041      4,450      3,855        580        138        123
 6.     1988......  X X X X    X X X X    X X X X    X X X X       2,714        355      1,114        593        527        150
 7.     1989......  X X X X    X X X X    X X X X    X X X X    X X X X       2,038        178      1,448        557         88
 8.     1990......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X       2,699      2,009        897        150
 9.     1991......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X       5,695      1,306        655
10      1992......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X       2,752      1,375
11.     1993......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X       6,129
- --------------------------------------------------------------------------------------------------------------------------------


               SCHEDULE P - PART 4H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE

- --------------------------------------------------------------------------------------------------------------------------------
 1.     Prior ....     8,160      5,126      3,295      2,011          0        528        343         10       (500)        50
 2.     1984......    11,626      7,839      4,628      1,568         10          4          2          0      1,000         80
 3.     1985......  X X X X      15,147     12,274      5,073      3,010         32         13          0        438      2,547
 4.     1986......  X X X X    X X X X      29,469     24,837      4,927        411        142     43,910        500        880
 5.     1987......  X X X X    X X X X    X X X X      39,889     23,694      4,899        608      3,597      1,525      1,656
 6.     1988......  X X X X    X X X X    X X X X    X X X X      42,466     30,464      7,700      9,504      5,010      4,183
 7.     1989......  X X X X    X X X X    X X X X    X X X X    X X X X      45,684     18,197      7,100        443      1,440
 8.     1990......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      18,784      6,778      2,786      3,856
 9.     1991......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      43,291     26,648     16,136
10      1992......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      46,145     29,465
11.     1993......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      61,270
- --------------------------------------------------------------------------------------------------------------------------------

                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                            .......................
                                                                    (Name)

         SCHEDULE P - PART 4I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                            EARTHQUAKE, GLASS, BURGLARY AND THEFT)

- --------------------------------------------------------------------------------------------------------------------------------
                   BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
          1        -------------------------------------------------------------------------------------------------------------
        Years
      in Which         2          3          4          5          6          7          8          9          10         11
       losses
        Were          1984       1985       1986       1987       1988       1989       1990       1991       1992       1993
      Incurred

- ------------------ ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
 1.     Prior ....    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X     1,644        471        195
 2      1992......    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X     1,284        309
 3.     1993......    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X       840
- --------------------------------------------------------------------------------------------------------------------------------

                         SCHEDULE P - PART 4J - AUTO PHYSICAL DAMAGE

- --------------------------------------------------------------------------------------------------------------------------------
 1.     Prior ....    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X       505        157        105
 2      1992......    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X       497        241
 3.     1993......    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X     1,623
- --------------------------------------------------------------------------------------------------------------------------------


        SCHEDULE P - PART 4K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY

- --------------------------------------------------------------------------------------------------------------------------------
 1.     Prior ....    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X       278         17         19
 2      1992......    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X       617         71
 3.     1993......    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X     1,345
- --------------------------------------------------------------------------------------------------------------------------------


             SCHEDULE P - PART 4L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)

- --------------------------------------------------------------------------------------------------------------------------------
 1.     Prior ....    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X       375          0          0
 2      1992......    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X        83          6
 3.     1993......    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X     1,218
- --------------------------------------------------------------------------------------------------------------------------------


                             SCHEDULE P - PART 4M - INTERNATIONAL


- --------------------------------------------------------------------------------------------------------------------------------
 1.     Prior ....         0          0          0          0          0          0          0          0          0          0
 2.     1984......         0          0          0          0          0          0          0          0          0          0
 3.     1985......    X X X X         0          0          0          0          0          0          0          0          0
 4.     1986......    X X X X    X X X X         0          0          0          0          0          0          0          0
 5.     1987......    X X X X    X X X X    X X X X         0          0          0          0          0          0          0
 6.     1988......    X X X X    X X X X    X X X X    X X X X         0          0          0          0          0          0
 7.     1989......    X X X X    X X X X    X X X X    X X X X    X X X X         0          0          0          0          0
 8.     1990......    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X         0          0          0          0
 9.     1991......    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X         0          0          0
10.     1992......    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X         0          0
11.     1993......    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X         4
- --------------------------------------------------------------------------------------------------------------------------------

                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                            .......................
                                                                    (Name)

                             SCHEDULE P - PART 4N - REINSURANCE A

- --------------------------------------------------------------------------------------------------------------------------------
          1        BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
        Years      -------------------------------------------------------------------------------------------------------------
      in Which
       Losses          2          3          4          5          6          7          8          9          10         11
        Were          1984       1985       1986       1987       1988       1989       1990       1991       1992       1993
      Incurred
- ------------------ ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
  1     1988......  X X X X    X X X X    X X X X    X X X X           0          0          0          0          0          0
  2     1989......  X X X X    X X X X    X X X X    X X X X    X X X X           0          0          0          0          0
  3     1990......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X           0          0          0          0
  4     1991......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X           0          0          0
  5     1992......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X           0          0
  6     1993......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X           0
- --------------------------------------------------------------------------------------------------------------------------------


                             SCHEDULE P - PART 4O - REINSURANCE B

- --------------------------------------------------------------------------------------------------------------------------------
  1     1988......  X X X X    X X X X    X X X X    X X X X           0          0          0          0          0          0
  2     1989......  X X X X    X X X X    X X X X    X X X X    X X X X           0          0          0          0          0
  3     1990......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X           0          0          0          0
  4     1991......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X           0          0          0
  5     1992......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X           0          0
  6     1993......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X           0
- --------------------------------------------------------------------------------------------------------------------------------


                             SCHEDULE P - PART 4P - REINSURANCE C

- --------------------------------------------------------------------------------------------------------------------------------
  1     1988......  X X X X    X X X X    X X X X    X X X X           0          0          0          0          0          0
  2     1989......  X X X X    X X X X    X X X X    X X X X    X X X X           0          0          0          0          0
  3     1990......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X           0          0          0          0
  4     1991......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X           0          0          0
  5     1992......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X           0          0
  6     1993......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X           0
- --------------------------------------------------------------------------------------------------------------------------------


                             SCHEDULE P - PART 4Q - REINSURANCE D

- --------------------------------------------------------------------------------------------------------------------------------
  1     Prior ....       194         25          0          0          0      3,949      2,524      4,527      2,166      2,242
  2     1984......       170         33          0          0          0         50      1,010          0          0          0
  3     1985......  X X X X           7          3          0          0          0        601          0      1,514      1,204
  4     1986......  X X X X    X X X X         100          0          0          0          0          0          0          0
  5     1987......  X X X X    X X X X    X X X X          54          0          0          0          0          0          0
- --------------------------------------------------------------------------------------------------------------------------------


              SCHEDULE P - PART 4R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

- --------------------------------------------------------------------------------------------------------------------------------
  1     Prior ....       445        233         82          0          0          0          0          0        300        349
  2     1984......       609        419        469         82          0          0          0          0          0         10
  3     1985......  X X X X       1,138        853        725        781      1,082      1,082          0        299        221
  4     1986......  X X X X    X X X X       1,925      1,810      1,886      1,886      1,311      1,050        950        322
  5     1987......  X X X X    X X X X    X X X X       2,290      2,290      2,290      2,190      1,250      1,100        638
  6     1988......  X X X X    X X X X    X X X X    X X X X       1,325      1,325        825      1,500      1,200        901
  7     1989......  X X X X    X X X X    X X X X    X X X X    X X X X       1,317      1,317      1,900      1,600      1,750
  8     1990......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X       1,523      1,301      1,700      1,855
  9     1991......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X       2,345      1,800      2,200
 10     1992......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X         937      1,078
 11     1993......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X       1,248
- --------------------------------------------------------------------------------------------------------------------------------


             SCHEDULE P - PART 4R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

- --------------------------------------------------------------------------------------------------------------------------------
  1     Prior ....         0          0          0          0          0          0          0          0          0          0
  2     1984......         0          0          0          0          0          0          0          0          0          0
  3     1985......  X X X X           0          0          0          0          0          0          0          0          0
  4     1986......  X X X X    X X X X           0          0          0          0          0          0          0          0
  5     1987......  X X X X    X X X X    X X X X           0          0          0          0          0          0          0
  6     1988......  X X X X    X X X X    X X X X    X X X X           0          0          0          0          0          0
  7     1989......  X X X X    X X X X    X X X X    X X X X    X X X X           0          0          0          0          0
  8     1990......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X           0          0          0          0
  9     1991......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X           0          0          0
 10     1992......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X           0          0
 11     1993......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X           0
- --------------------------------------------------------------------------------------------------------------------------------

                   ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ORION CAPITAL COMPANIES
                                                             .......................
                                                                     (Name)

                                  SCHEDULE P INTERROGATORIES

1. Computation of excess statutory reserves over statement reserves. See Instructions for explanation and formulas.

   (a) Auto Liability (private passenger and commercial)
                                       1993      $3,770         75.0%)
                                       1992          $0         75.0%)
                                       1991          $0         75.0%)
                                      Total      $3,770

   (b) Other Liability and Products Liability
                                       1993          $0         60.0%)
                                       1992        $160         60.0%)
                                       1991     $11,124         60.0%)
                                      Total     $11,284

   (c) Medical Malpractice
                                       1993          $0         60.0%)
                                       1992        $643         60.0%)
                                       1991        $653         60.0%)
                                      Total      $1,296

   (d) Workers' Compensation
                                       1993          $0         69.5%)
                                       1992          $0         69.5%)
                                       1991          $0         69.5%)
                                      Total          $0

   (e) Credit
                                      Total      $3,650

   (f) All Lines Total (Report here and Page 3)
                                      Total     $20,000

2. What is the extended loss and expense reserve - direct and assumed - for the following classes?  An example of an extended loss and expense reserve is the actuarial reserve for the free-tail coverage arising upon death, disability or retirement in most medical malpractice policies.  Such a liability is to be reported here even if it was not reported elsewhere in Schedule P, but otherwise reported as a liability item on page 3.  Show the full reserve amount, not just the change during the current year.

                        -------------------------------------------------------------------------------------
                       |            Year in which premiums           |      1      |     2      |     3      |
                       |            were earned and losses           |   Medical   |   Other    |  Products  |
                       |                    were incurred            | Malpractice | Liability  | Liability  |
                       |---------------------------------------------|-------------|------------|------------|
                       |                                             |             |            |            |
                       | (a)  1987                                   |           0 |          0 |          0 |
                       | (b)  1988                                   |           0 |          0 |          0 |
                       | (c)  1989                                   |           0 |          0 |          0 |
                       | (d)  1990                                   |           0 |          0 |          0 |
                       | (e)  1991                                   |           0 |          0 |          0 |
                       | (f)  1992                                   |           0 |          0 |          0 |
                       | (g)  1993                                   |           0 |          0 |          0 |
                       |---------------------------------------------|-------------|------------|------------|
                       | (h)  Totals                                 |           0 |          0 |          0 |
                        -------------------------------------------------------------------------------------

3. The term "Loss expense" includes all payments for legal expenses, including attorney's and witness fees and court costs, salaries and expenses of investigators, adjustors and field men, rents, stationery, telegraph and telephone charges, postage, salaries and expenses of office employees, home office expenses and all other payments under or on account of such injuries, whether the payments are allocated to specific claims or are unallocated. Are they so reported in this statement?

                                                                                                  Answer:       Yes [ X ]   No [  ]

4. The unallocated loss expense payments paid during the most recent calendar year should be distributed to the various years in which losses were incurred as follows:  (1) 45% to the most recent year, (2) 5% to the next most recent year, and (3) the balance to all years, including the most recent, in proportion to the amount of loss payments paid for each year during the most recent calendar year. If the distribution in (1) or (2) produces an accumulated distribution  to such year in excess of
   10% of the premiums earned for such year, disregarding all distributions made under  (3), such accumulated distribution
   should be limited to 10% of premiums earned and the balance distributed in accordance with (3) Answer:       Yes [ X ]   No [   ]

5. Do any lines in Schedule P include reserves which are reported gross of any discount to present value of future payments,
   but are reported net of such discounts on page 10?                                             Answer        Yes [  ]   No [ X ]

   If yes, proper reporting must be made in the Notes to Financial Statements, as specified in the Instructions. Also, the discounts must be reported in Schedule P - Part 1, Columns 31 and 32.

   Schedule P must be completed gross of non-tabular discounting. Work papers relating to discount calculations must be available for examination upon request.

   Discounting is allowed only if expressly permitted by the state insurance department to which this Annual Statment is being filed.

6. What were the net premiums in force at the end of the year for:
   (in thousands of dollars)
                                                                                     (a) Fidelity                       $0

                                                                                     (b) Surety                    $31,850

7. Claim count information is reported (check one)                                   (a) per claim                       X
   If not the same in all years, explain in Question 8.                                                        ------------
                                                                                     (b) per claimant           See Below
                                                                                                               ------------
<CAPTION
8. The information provided in Schedule P will be used by many persons to estimate the adequacy of the current loss and expense reserves, among other things. Are there any especially significant events, coverage, retention or accounting changes which have occurred which must be considered when making such analyses (An extended statement may be attached)?

   Item 1: Accident years 1978 to 1989 for Workkers' Compensation and accident years 1885, 1986, 1987 for Other Liability-Claims
   Made Outstanding Losses are recorded net of Aggregate Excess of Loss Reinsurance treaties. Great care should be exercised in interpreting all Schedule P pages associated with these two product lines. Schedule P data with the impact of these reinsurance treaties removed is available from the company

   Item 2: Claim counts are for voluntary product written by the company. Pools and Association, Assigned Risk for
   Workers' Compensation and Automobile plans are not provided by the Company. Great care should be exercised in using claim count information.
